UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21910

Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson,
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: August 31

Date of reporting period: September 1, 2010 – February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

February 28, 2011
(Unaudited)

GUGGENHEIM

FAA | Guggenheim Airline ETF
YAO | Guggenheim China All-Cap ETF
CQQQ | Guggenheim China Technology ETF
EEN | Guggenheim EW Euro-Pacific LDRs ETF
TAN | Guggenheim Solar ETF
CGW | Guggenheim S&P Global Water Index ETF

www.guggenheimfunds.com

... your road to the LATEST,

most up-to-date INFORMATION

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Fund Summary & Performance	14

Overview of Fund Expenses	22

Portfolio of Investments	23

Statement of Assets and Liabilities	34

Statement of Operations	36

Statement of Changes in Net Assets	38

Financial Highlights	40

Notes to Financial Statements	46

Supplemental Information	51

Trust Information	55

About the Trust Adviser	Back Cover

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, Inc. is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Semiannual Report | February 28, 2011

Dear Shareholder |

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for six of our exchange-traded funds (“ETFs” or “Funds”). Guggenheim Funds Services Group, Inc. and its subsidiaries, including the Investment Adviser, are subsidiaries of Guggenheim Partners, LLC, a global diversified financial services firm.

This report covers performance of the following six funds for the semiannual period ended February 28, 2011:

-	Guggenheim Airline ETF (ticker: FAA)

-	Guggenheim China All-Cap ETF (ticker: YAO)

-	Guggenheim China Technology ETF (ticker: CQQQ)

-	Guggenheim EW Euro-Pacific LDRs ETF (ticker: EEN)

-	Guggenheim Solar ETF (ticker: TAN)

-	Guggenheim S&P Global Water Index ETF (ticker: CGW)

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund’s fees and expenses, of its respective underlying index as named in its prospectus.

Guggenheim Funds Distributors, Inc. is committed to providing investors with innovative index-strategy-driven investment solutions. Seeking to capture the investment potential of both innovative strategies for strategic allocations and broad market exposure for the core of a portfolio, we currently offer 42 ETFs that track what we believe to be best-in-class index providers. Our ETFs represent both domestic and global portfolios that encompass a variety of style allocations from large-, mid- and small-cap equity to broad market, aggregate and short-term bond among others.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Kevin M. Robinson

Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

Semiannual Report | February 28, 2011 | 3

Economic and Market Overview |

During the six-month period ended February 28, 2011, the U.S. economy continued its transition to a stronger, more self-sustaining recovery. In late January, the Commerce Department reported that gross domestic product (GDP), which measures all goods and services produced in the U.S., rose at a 3.2% annualized rate in the fourth quarter of 2010, a solid uptick from the 2.6% rate posted in the third quarter of 2010. The driving force behind the strength was a pronounced increase in personal consumption. Subsequent reports indicated that consumers continue to spend enthusiastically; in February consumer spending rose at the fastest pace since March 2000. The sharp pick-up in consumption, while likely not sustainable at the current rate, suggests that consumers—who drive 70% of economic activity in the United States—may lead the way in moving the economy from recovery to expansion.

Labor market weakness has been a major concern contributing to the uncertainty around the sustainability of the economic recovery; recent reports indicate that non-farm payrolls are expanding, and the unemployment rate, though still higher than desirable, is falling. In addition to the recent favorable labor market data, recent reports from the closely watched Institute for Supply Management (ISM) Manufacturing and Non-Manufacturing Indexes were the most positive in several years. Especially encouraging was upbeat data for the ISM Non-Manufacturing (services) Index, which suggest that the economic expansion continues to broaden beyond the manufacturing sector. This is important for the recovery, as service-oriented businesses account for the majority of the jobs in the United States.

The housing market, which has been a key driver of many past recoveries, remains very weak. While an excess supply of available homes and restrictive lending requirements may continue to impair improvement in the near future, there is still very little new building activity. If new construction remains near the current low level for an extended period, housing supply and demand may eventually come into a more reasonable balance.

As in the U.S., the global recovery from the financial and economic crisis of 2008 and 2009 continues, gradually gathering strength and becoming somewhat self-sustaining. In Europe, the recovery appears to be reasonably sound, though concerns over sovereign debt of some countries continues to weigh on the rate of economic improvement. Emerging economies on the whole have experienced more pronounced rebounds than developed economies. The International Monetary Fund recently revised upward to a brisk 4.4% its forecast for global economic growth in 2011.

Economies throughout the world face problems spurred by rising prices for certain commodities and goods, exemplified by the recent oil price increases, which was sparked in part by political unrest in the Middle East. China, the second largest consumer of oil in the world, may be affected more than many other countries, as inflation becomes an ever increasing problem. Japan, already struggling to regain growth, must now cope with the challenges of rebuilding following the massive earthquake and tsunami.

4 | Semiannual Report | February 28, 2011

Economic and Market Overview continued

Sentiment in equity markets has been quite positive in recent months, as investors seemed to regain confidence in the economy and corporate earnings. For the six-month period ended February 28, 2011, the Standard & Poor’s 500 Index, which is generally regarded as an indicator of the broad U.S. stock market, returned 27.73%. Among international markets, nearly all markets posted positive returns, with developed markets generally stronger than emerging markets. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 23.77%. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, was 14.94%.

In the bond market, lower quality issues performed much better than the highest-rated securities, reflecting investors’ increased appetite for risk and search for yield. The return of the Barclays U.S. Corporate High Yield Index for the six-month period ended February 28, 2011, was 10.10%, while the Barclays Capital U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, was slightly negative with a return of -0.83%. The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned -2.72% for the six-month period ended February 28, 2011. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays Capital U.S. Treasury Bill Index was 0.07% for the same period.

Semiannual Report | February 28, 2011 | 5

Management Discussion of Fund Performance |

FAA | Guggenheim Airline ETF

Fund Overview

The Guggenheim Airline ETF, NYSE Arca ticker: FAA (the “Fund”), formerly known as the Claymore/NYSE Arca Airline ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the NYSE Arca Global Airline Index (the “Index”).

The Index is a modified equal-dollar weighted index designed to measure the performance of highly capitalized and liquid U.S. and international passenger airline companies identified as being in the airline industry and listed on developed and emerging global market exchanges. Archipelago Holdings Inc. (“Arca” or the “Index Provider”), an affiliate of NYSE Euronext, Inc., defines “developed markets” as countries with western-style legal systems, transparent financial rules for financial reporting and sophisticated, liquid and accessible stock exchanges with readily-exchangeable currencies. The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2011.

On a market price basis, the Fund generated a total return of 12.82%, which included a change in market price to $36.91 on February 28, 2011, from $32.74 on August 31, 2010. On an NAV basis, the Fund generated a total return of 12.52%, which included a change in NAV to $36.97 on February 28, 2011, from $32.88 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 13.03% and the MSCI World Index returned 26.06% for the same period.

The Fund made an annual distribution of $0.0280 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

All of the Fund’s holdings are classified in the consumer cyclical sector, which contributed to the Fund’s return for the six-month period ended February 28, 2011. Positions that contributed most significantly to performance included three U.S.-based airline companies or their parent companies: United Continental Holdings, Inc., parent of United and Continental airlines; AirTran Holdings, Inc., parent of AirTran Airways, Inc., which operates scheduled airline service in the United States and to selected international locations; Delta Air Lines, Inc., which provides scheduled air transportation for passengers and cargo throughout the United States and around the world (15.5%, 4.1% and 15.0%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included US Airways Group, Inc., which operates airlines in the U.S. under the US Airways and other brand names; Ryanair Holdings PLC, which operates low-fares passenger airline serving short-haul, point-to-point routes between Ireland, the United Kingdom, Continental Europe and Morocco; and Korean Air Lines Co. Ltd., a Korean passenger airline company (4.2%, 1.6% and 1.6%, respectively, of long-term investments at period end).

6 | Semiannual Report | February 28, 2011

Management Discussion of Fund Performance continued

YAO | Guggenheim China All-Cap ETF

Fund Overview

The Guggenheim China All-Cap ETF, NYSE Arca ticker: YAO (the “Fund”), formerly known as the Claymore/AlphaShares China All-Cap ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China All Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies based in mainland China. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all capitalizations, as defined by AlphaShares, subject to certain minimum capitalization requirements. The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2011.

On a market price basis, the Fund generated a total return of 10.59%, which included a change in market price to $26.87 on February 28, 2011, from $24.55 on August 31, 2010. On an NAV basis, the Fund generated a total return of 10.01%, which included a change in NAV to $26.74 on February 28, 2011, from $24.56 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 10.56% and the MSCI China Index returned 7.27% for the same period.

The Fund made an annual distribution of $0.2820 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the six-month period ended February 28, 2011, the energy sector made the strongest contribution to the Fund’s return, followed by the communications sector. The utilities sector was the greatest detractor from the Fund’s return, followed by the consumer cyclical sector.

Positions that contributed most significantly to the Fund’s performance included Baidu, Inc., a Chinese-language Internet search provider; CNOOC Ltd., an investment holding company engaged in the exploration, development, production and sale of crude oil and natural gas and other petroleum products from offshore fields in Asia; and Tencent Holdings Ltd., which provides internet and telecommunication services in China (5.2%, 4.9% and 3.2%, respectively, of long-term investments at period end). Positions that detracted most significantly from the Fund’s performance included China Mobile Ltd., a provider of mobile telecommunications services; China Overseas Land & Investment Ltd., which is engaged in property development and real estate management; and Byd Co. Ltd., which manufactures rechargeable batteries, handsets, automobile components and related products (4.9%, 1.0% and 0.3%, respectively, of long-term investments at period end).

Semiannual Report | February 28, 2011 | 7

Management Discussion of Fund Performance continued

CQQQ | Guggenheim China Technology ETF

Fund Overview

The Guggenheim China Technology ETF, NYSE Arca ticker: CQQQ (the “Fund”), formerly known as the Claymore/China Technology ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Technology Index (the “Index”).

The Index is designed to measure and monitor the performance of the universe of publicly-traded companies which are based in mainland China, Hong Kong or Macau, are in the Information Technology Sector, as defined by Standard & Poor’s Global Industry Classification Standard and are open to foreign investment. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to certain minimum capitalization requirements).

The Index may include Hong Kong listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or NASDAQ Stock Market. The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index).

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2011.

On a market price basis, the Fund generated a total return of 19.96%, which included a change in market price to $29.13 on February 28, 2011, from $24.40 on August 31. On an NAV basis, the Fund generated a total return of 19.54%, which included a change in NAV to $28.98 on February 28, 2011, from $24.36 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 19.70% and the MSCI China Index returned 7.27% for the same period.

The Fund made an annual distribution of $0.1330 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the six-month period ended February 28, 2011, five of the six industry sectors in which the Fund was invested had positive returns, contributing to the Fund’s performance. The communications sector contributed most significantly to the Fund’s return; only the consumer cyclical sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s performance included Baidu, Inc., ADR, a Chinese-language Internet search provider; Tencent Holdings Ltd., which provides internet and telecommunication services in China; and Sina Corp., an online media company (11.2%, 10.0% and 8.2%, respectively, of long-term investments at period end). Positions that detracted most significantly from the Fund’s performance included Byd Co. Ltd., a Chinese manufacturer of rechargeable batteries, automobiles and related products, handset components, liquid crystal displays and other electronic products; China Wireless Technologies Ltd., which produces mobile telephones and invests in real estate; and Ju Teng International Holdings Ltd., which manufactures notebook computer casings (2.6%, 0.9% and 0.6%, respectively, of long-term investments at period end).

8 | Semiannual Report | February 28, 2011

Management Discussion of Fund Performance continued

EEN | Guggenheim EW Euro-Pacific LDRs ETF

Fund Overview

The Guggenheim EW (“Equal-Weighted”) Euro-Pacific LDRs (“Leaders”) ETF, NYSE Arca ticker: EEN (the “Fund”), formerly known as the Claymore/BNY Mellon EW Euro-Pacific LDRs ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon Euro-Pacific Select ADR Index (the “Index”).

The Index is comprised of American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), New York Shares and Global Registered Shares traded on the New York Stock Exchange (“NYSE”), NASDAQ Stock Market and the NYSE Alternext US Exchange. Index constituents are selected, based on liquidity, from a universe of all U.S.-listed ADRs, GDRs, New York Shares and Global Registered Shares of developed countries in Europe and Asia-Pacific, as determined by BNY Mellon (the “Index Provider”). BNY Mellon generally follows the World Bank’s classification as low-income, middle-income, or high-income in determining which markets qualify as developed markets. Developed markets are those markets classified as high-income, with some high income countries excluded due to the nature of their stock market. As of February 28, 2011, the Euro-Pacific Index consisted of 111 securities ranging in capitalization from $471 million to $263 billion, which includes small-, mid-, and large-capitalization stocks as defined by the Index Provider. The Index is weighted based on an equal-weighted methodology whereby each constituent receives an equal weight at each rebalance. The Fund will invest at least 80% of its total assets in ADRs, GDRs, New York Shares and Global Registered Shares that comprise the Index. The Fund will also invest at least 80% of its total assets in securities of issuers from Europe and Asia-Pacific countries.

The Fund may invest directly in one or more underlying stocks represented by the ADRs, GDRs, New York Shares or Global Registered Shares comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying stock providing more liquidity than the ADR, GDR, New York Share or Global Registered Share; (b) when an ADR, GDR, New York Share or Global Registered Share is trading at a significantly different price than its underlying stock; or (c) the timing of trade execution is improved due to the local market in which an underlying stock is traded being open at different times than the market in which the stock’s corresponding ADR, GDR, New York Share or Global Registered Share is traded.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2011.

On a market price basis, the Fund generated a total return of 24.30%, which included a change in market price to $20.30 on February 28, 2011, from $16.98 on August 31, 2010. On an NAV basis, the Fund generated a total return of 29.45%, which included a change in NAV to $20.92 on February 28, 2011, from $16.80 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index broad market comparison purposes, the Index returned 29.46%, and the MSCI EAFE Index returned 23.77% for the same period.

The Fund made an annual distribution of $0.7700 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the six-month period ended February 28, 2011, all nine industry sectors in which the Fund was invested had positive returns, contributing to the Fund’s performance. The technology sector contributed most significantly to the Fund’s return, followed by the industrial sector. The utilities sector contributed least significantly to the Fund’s return.

Positions that contributed most significantly to performance included CIE Générale de Géophysique-Veritas, a geophysical services company; ARM Holdings PLC, a British company that designs microprocessors, physical Internet protocol and related technology and software, and sells development tools; and STMicroelectronics N.V., a Swiss semiconductor company (1.1%, 1.3% and 1.0%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included the Bank of Ireland, an Irish bank (not held in the portfolio at period end); Randgold Resources Ltd., a gold mining company with activities focused on West and Central Africa; and ICON PLC, an Irish company that provides contract research services to the pharmaceutical, biotechnology and medical device industries (0.7% and 0.8%, respectively, of long-term investments at period end).

Semiannual Report | February 28, 2011 | 9

Management Discussion of Fund Performance continued

TAN | Guggenheim Solar ETF

Fund Overview

The Guggenheim Solar ETF, NYSE Arca ticker: TAN (the “Fund”), formerly known as the Claymore/MAC Global Solar Energy Index ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MAC Global Solar Energy Index (the “Index”).

The Index is comprised of approximately 30 securities selected based on the relative importance of solar power within the company’s business model, as determined by MAC Indexing LLC (the “Index Provider”). As of February 28, 2011, the market capitalization of securities included in the Index ranged from approximately $77 million to $13 billion. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under “Index Methodology”) from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The Fund will invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs and GDRs included in the Index).

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2011.

On a market price basis, the Fund generated a total return of 13.07%, which included a change in market price to $8.21 on February 28, 2011, from $7.29 on August 31, 2010. On an NAV basis, the Fund generated a total return of 12.59%, which included a change in NAV to $8.22 on February 28, 2011, from $7.33 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 12.20% and the MSCI World Index returned 26.06% for the same period.

The Fund made an annual distribution of $0.0290 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

The Fund’s holdings are in the energy, industrial and technology sectors, all of which had positive returns for the six-month period ended February 28, 2011, contributing to the Fund’s performance. The energy sector contributed most and the industrial sector contributed least.

10 | Semiannual Report | February 28, 2011

Management Discussion of Fund Performance continued

Positions that contributed most significantly to the Fund’s performance included First Solar, Inc., a U.S.-based producer of solar modules and photovoltaic solar power systems; LDK Solar Co. Ltd., a Chinese producer of solar wafers and solar modules; and Renewable Energy Corp. ASA, a Norwegian company that produces silicon materials for photovoltaic applications and multicrystalline wafers, as well as solar cells and modules (19.6%, 3.0% and 6.1%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included Power-One, Inc., a U.S.-based designer and manufacturer of energy-efficient power conversion and power management solutions for the technology and industrial markets; Roth & Rau AG, a German manufacturer of components and plasma process equipment; and Evergreen Solar, Inc., a U.S.-based manufacturer of solar panels (1.9%, 1.4% and 0.4%, respectively, of long-term investments at period end).

Semiannual Report | February 28, 2011 | 11

Management Discussion of Fund Performance continued

CGW | Guggenheim S&P Global Water Index ETF

Fund Overview

The Guggenheim S&P Global Water Index ETF, NYSE Arca ticker: CGW (the “Fund”), formerly known as the Claymore S&P Global Water Index, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Water Index (the “Index”).

The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. The universe of companies includes all companies classified by S&P Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Capitalizations of securities in the Index must be at least $250 million at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P.

The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2011.

On a market price basis, the Fund generated a total return of 25.00%, which included a change in market price to $20.82 on February 28, 2011, from $16.99 on August 31, 2010. On an NAV basis, the Fund generated a total return of 23.59%, which included a change in NAV to $20.73 on February 28, 2011, from $17.11 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 24.07% and the MSCI World Index returned 26.06% for the same period.

The Fund made an annual distribution of $0.4170 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the six-month period ended February 28, 2011, all four industry sectors in which the Fund was invested had positive returns, contributing to the Fund’s performance. The industrial sector contributed most significantly to the Fund’s return, and the diversified sector contributed least to the Fund’s return.

Positions that contributed most significantly to performance included Geberit AG, a Swiss provider of solutions for sanitary technology applications; Danaher Corp., which manufactures professional, medical, industrial, commercial and consumer products; and ITT Corp., a global engineering and manufacturing company (10.7%, 5.1% and 5.2%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included Duoyuan Global Water Inc., a Chinese producer of domestic water treatment equipment; China Water Affairs Group Ltd., a Chinese provider of city water supply operation, sewage treatment and construction services; and Sound Global Ltd., a Singapore-based provider of water and wastewater treatment services (0.2%, 0.4% and 0.4%, respectively, of long-term investments at period end).

12 | Semiannual Report | February 28, 2011

Management Discussion of Fund Performance continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the funds will achieve their investment objectives. Below are some general risks and considerations associated with investing in an ETF and may not apply to each of the ETFs listed in the report. Please refer to the individual ETF prospectus for a more detailed discussion of the fund-specific risks and considerations.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. This includes the risk that the value of the securities held by the funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the funds participate, or factors relating to specific companies in which the funds invest.

Foreign Investment Risk. The funds’ investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the funds’ investments or prevent the funds from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the funds have invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk: Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Industry Risk. To the extent that any funds focus their investments in a particular industry or group of related industries, the NAV of the funds will be more susceptible to factors affecting that industry or sector.

Micro-, Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

Replication Management Risk. Unlike many investment companies, these funds are not “actively” managed. Therefore, they won’t necessarily sell a security because the security’s issuer was in financial trouble unless that stock is removed from the index.

Non-Correlation Risk: The funds’ return may not match the return of the index for a number of reasons. For example, the fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the funds’ securities holdings to reflect changes in the composition of the Index. The funds may not be fully invested at times, either as a result of cash flows into the funds or reserves of cash held by the funds to meet redemptions and expenses. If the funds utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the index with the same weightings as the index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the funds will continue to be met or will remain unchanged.

In addition to the risks described above, there are certain other risks related to investing in the funds. These risks are described further in the Prospectus and Statement of Additional Information.

Semiannual Report | February 28, 2011 | 13

Fund Summary & Performance | As of February 28, 2011 (unaudited)

FAA | Guggenheim Airline ETF

Fund Statistics
Share Price	$36.91
Net Asset Value	$36.97
Premium/Discount to NAV	-0.16%
Net Assets ($000)	$35,124

Total Returns
(Inception 1/26/09)	Six Month	One Year	Since Inception (Annualized)
Guggenheim Airline ETF
NAV	12.52%	12.11%	22.90%
Market	12.82%	11.42%	22.81%
NYSE Arca Global Airline Index	13.03%	13.27%	24.18%
MSCI World Index	26.06%	21.67%	29.33%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.04 per share for share price returns or initial net asset value (NAV) of $24.04 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.13%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.88%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Country Breakdown	% of Long-Term Investments
United States	70.5%
Germany	4.4%
Singapore	4.4%
Japan	4.3%
Brazil	1.7%
China	1.7%
Canada	1.7%
France	1.7%
Sweden	1.6%
South Korea	1.6%
United Kingdom	1.6%
Ireland	1.6%
Australia	1.6%
Spain	1.6%

Currency Denomination	% of Long-Term Investments
United States Dollar	73.8%
Euro	6.1%
All other currencies	20.1%

Portfolio Breakdown	% of Net Assets
Consumer, Cyclical	100.2%
Total Common Stocks and Preferred Stock	100.2%
Investments of Collateral for Securities Loaned	6.4%
Total Investments	106.6%
Liabilities in excess of Other Assets	-6.6%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
United Continental Holdings, Inc.	15.5%
Delta Air Lines, Inc.	15.0%
Southwest Airlines Co.	14.9%
Deutsche Lufthansa AG	4.4%
Singapore Airlines Ltd.	4.4%
All Nippon Airways Co. Ltd.	4.3%
Skywest, Inc.	4.3%
Alaska Air Group, Inc.	4.2%
AMR Corp.	4.2%
US Airways Group, Inc.	4.2%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

14 | Semiannual Report | February 28, 2011

Fund Summary & Performance (unaudited) continued

YAO | Guggenheim China All-Cap ETF

Fund Statistics
Share Price	$26.87
Net Asset Value	$26.74
Premium/Discount to NAV	0.49%
Net Assets ($000)	$90,906

Total Returns
(Inception 10/19/09)	Six Month	One Year	Since Inception (Annualized)
Guggenheim China All-Cap ETF
Market	10.59%	13.55%	6.81%
NAV	10.01%	12.90%	6.43%
AlphaShares China All-Cap Index	10.56%	14.00%	7.37%
MSCI China Index	7.27%	9.47%	3.46%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.82 per share for share price returns or initial net asset value (NAV) of $24.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	33.1%
Communications	20.3%
Energy	17.1%
Industrial	7.8%
Consumer, Non-cyclical	6.6%
Consumer, Cyclical	5.9%
Basic Materials	5.1%
Diversified	1.8%
Utilities	1.3%
Technology	1.0%
Total Common Stocks	100.0%
Investments of Collateral for Securities Loaned	3.5%
Total Investments	103.5%
Liabilities in excess of Other Assets	-3.5%
Net Assets	100.0%

Country Breakdown	% of Long-Term Investments
China	99.9%
Singapore	0.1%

Currency Denomination	% of Long-Term Investments
Hong Kong Dollar	89.6%
United States Dollar	9.8%
Singapore Dollar	0.6%

Top Ten Holdings	% of Long-Term Investments
Baidu, Inc.	5.2%
Industrial & Commercial Bank of China	5.2%
China Construction Bank Corp.	5.0%
CNOOC Ltd.	4.9%
China Mobile Ltd.	4.9%
Bank of China Ltd.	4.8%
PetroChina Co. Ltd.	4.3%
China Life Insurance Co. Ltd.	4.2%
Tencent Holdings Ltd.	3.2%
China Petroleum & Chemical Corp.	2.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semiannual Report | February 28, 2011 | 15

Fund Summary & Performance (unaudited) continued

CQQQ | Guggenheim China Technology ETF

Fund Statistics
Share Price	$29.13
Net Asset Value	$28.98
Premium/Discount to NAV	0.52%
Net Assets ($000)	$46,365

Total Returns
			Since
	Six	One	Inception
(Inception 12/8/09)	Month	Year	(Annualized)
Guggenheim China Technology ETF
NAV	19.54%	13.58%	13.04%
Market	19.96%	13.32%	13.52%
AlphaShares China Technology Index	19.70%	13.64%	13.44%
MSCI China Index	7.27%	9.47%	-0.36%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value (NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Communications	57.4%
Technology	18.3%
Industrial	10.1%
Basic Materials	7.3%
Consumer, Cyclical	5.5%
Consumer, Non-cyclical	1.2%
Total Common Stocks	99.8%
Investments of Collateral for Securities Loaned	10.2%
Total Investments	110.0%
Liabilities in excess of Other Assets	-10.0%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	100.0%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	61.4%
United States Dollar	38.6%

% of Long-Term
Top Ten Holdings	Investments
Baidu, Inc., ADR	11.2%
Tencent Holdings Ltd.	10.0%
Sina Corp.	8.2%
Lenovo Group Ltd.	7.0%
Kingboard Chemical Holdings Ltd.	5.3%
Netease.com, ADR	4.9%
Sohu.com, Inc.	4.6%
ZTE Corp.	4.4%
Alibaba.com Ltd.	4.1%
AAC Acoustic Technologies Holdings, Inc.	3.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

16 | Semiannual Report | February 28, 2011

Fund Summary & Performance (unaudited) continued

EEN | Guggenheim EW Euro-Pacific LDRs ETF

Fund Statistics
Share Price	$20.30
Net Asset Value	$20.92
Premium/Discount to NAV	-2.96%
Net Assets ($000)	$3,180

Total Returns
					Since
			Three Year		Inception
(Inception 3/1/07)	Six Month	One Year	(Annualized)		(Annualized)
Guggenheim EW Euro-Pacific LDRs ETF
NAV	29.45%	25.20%	0.20%		-0.43%
Market	24.30%	22.57%	-0.55%		-1.18%
Robeco Developed International
Equity Index/The Bank
of New York Mellon
Euro-Pacific Select
ADR Index	29.46%	25.26%	0.83	%1	0.37	%2
MSCI EAFE Index	23.77%	20.00%	-2.62%		-1.77%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.15 per share for share price returns or initial net asset value (NAV) of $24.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.35% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

% of Long-Term
Country Breakdown	Investments
United Kingdom	23.3%
Japan	17.4%
Netherlands	8.5%
France	5.8%
Germany	5.6%
Switzerland	5.4%
Ireland	4.4%
Spain	3.7%
Australia	3.5%
Italy	2.8%
Channel Islands	2.6%
Luxembourg	2.6%
Israel	2.4%
Cayman Islands	1.8%
Denmark	1.7%
Belgium	1.7%
United States	1.0%
Sweden	1.0%
Norway	1.0%
Greece	0.8%
New Zealand	0.8%
China	0.8%
Finland	0.7%
Portugal	0.7%

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	16.4%
Financial	15.9%
Communications	15.6%
Industrial	13.8%
Consumer, Cyclical	10.0%
Technology	9.5%
Energy	9.3%
Basic Materials	6.3%
Utilities	1.8%
Total Common Stocks	98.6%
Exchange-Traded Funds	1.0%
Total Long-Term Investments	99.6%
Investments of Collateral for Securities Loaned	12.2%
Total Investments	111.8%
Liabilities in excess of Other Assets	-11.8%
Net Assets	100.0%

1
The above benchmark return reflects the blended return of the Robeco Developed International Equity Index from 2/29/2008 - 3/30/2009 and the return of The Bank of New York Mellon Euro-Pacific Select ADR Index from 3/31/2009 - 2/28/2011.

2
The above benchmark return reflects the blended return of Robeco Developed International Equity Index from 3/1/2007 - 3/30/2009 and the return of The Bank of New York Mellon Euro-Pacific Select ADR Index from 3/31/2009 - 2/28/2011.

Semiannual Report | February 28, 2011 | 17

Fund Summary & Performance (unaudited) continued

EEN | Guggenheim EW Euro-Pacific LDRs ETF (continued)

% of Long-Term
Currency Denomination	Investments
United States Dollar	100.0%

% of Long-Term
Top Ten Holdings	Investments
ARM Holdings PLC, ADR	1.3%
Technicolor, ADR	1.1%
ASM International NV, NY Registered Shares	1.1%
CIE Generale de Geophysique - Veritas, ADR	1.1%
STMicroelectronics NV, NY Registered Shares	1.0%
iShares MSCI EAFE Index Fund	1.0%
Aegon NV, NY Registered Shares	1.0%
Mizuho Financial Group, Inc., ADR	1.0%
SAP AG, ADR	1.0%
Hitachi Ltd., ADR	1.0%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments.  All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com.  The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

18 | Semiannual Report | February 28, 2011

Fund Summary & Performance (unaudited) continued

TAN | Guggenheim Solar ETF

Fund Statistics
Share Price	$8.21
Net Asset Value	$8.22
Premium/Discount to NAV	-0.12%
Net Assets ($000)	$178,873

Total Returns
			Since Inception
(Inception 4/15/08)	Six Month	One Year	(Annualized)
Guggenheim Solar ETF
NAV	12.59%	5.80%	-32.09%
Market	13.07%	6.22%	-32.12%
MAC Global Solar Energy Index	12.20%	5.55%	-31.15%
MSCI World Index	26.06%	21.67%	-0.28%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.13 per share for share price returns or initial net asset value (NAV) of $25.13 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.88%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.85%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Long-Term
Country Breakdown	Investments
United States	40.2%
Cayman Islands	25.2%
Germany	16.6%
Norway	6.1%
Switzerland	5.6%
British Virgin Islands	2.6%
Canada	1.8%
United Kingdom	1.4%
Spain	0.5%

% of Long-Term
Currency Denomination	Investments
United States Dollar	68.8%
Euro	17.1%
Norwegian Krone	6.1%
All other currencies	8.0%

Portfolio Breakdown	% of Net Assets
Energy	35.7%
Industrial	35.2%
Technology	29.0%
Total Common Stocks	99.9%
Investments of Collateral for Securities Loaned	48.2%
Total Investments	148.1%
Liabilities in excess of Other Assets	-48.1%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
First Solar, Inc.	19.6%
Trina Solar Ltd., ADR	6.8%
Renewable Energy Corp. ASA	6.1%
Meyer Burger Technology AG	5.7%
MEMC Electronic Materials, Inc.	5.5%
Suntech Power Holdings Co. Ltd., ADR	4.4%
Yingli Green Energy Holding Co. Ltd., ADR	4.0%
Solarworld AG	3.8%
SunPower Corp., Class A	3.7%
SMA Solar Technology AG	3.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semiannual Report | February 28, 2011 | 19

Fund Summary & Performance (unaudited) continued

CGW | Guggenheim S&P Global Water Index ETF

Fund Statistics
Share Price	$20.82
Net Asset Value	$20.73
Premium/Discount to NAV	0.43%
Net Assets ($000)	$234,634

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 5/14/07)	Month	Year	(Annualized)	(Annualized)
Guggenheim S&P Global
Water Index ETF
NAV	23.59%	20.01%	-1.11%	-1.56%
Market	25.00%	21.01%	-0.88%	-1.45%
S&P Global Water Index	24.07%	20.95%	0.09%	-0.35%
MSCI World Index	26.06%	21.67%	-0.24%	-2.22%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value (NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.77%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower

% of Long-Term
Country Breakdown	Investments
United States	40.9%
United Kingdom	20.2%
Switzerland	10.7%
France	8.2%
Japan	5.6%
Brazil	2.9%
Austria	2.4%
Finland	1.9%
China	1.8%
Italy	1.6%
Singapore	1.3%
Spain	1.0%
Netherlands	1.0%
Bermuda	0.4%
British Virgin Islands	0.1%

% of Long-Term
Currency Denomination	Investments
United States Dollar	43.9%
Pound Sterling	20.2%
Euro	16.1%
Swiss Franc	10.7%
Japanese Yen	5.6%
All other currencies	3.5%

Portfolio Breakdown	% of Net Assets
Industrials	55.7%
Utilities	41.8%
Basic Materials	2.0%
Total Long-Term Investments	99.5%
Investment of Collateral for Securities Loaned	1.8%
Total Investments	101.3%
Liabilities in excess of Other Assets	-1.3%
Net Assets	100.0%

20 | Semiannual Report | February 28, 2011

Fund Summary & Performance (unaudited) continued

% of Long-Term
Top Ten Holdings	Investments
Geberit AG	10.7%
United Utilities Group PLC	6.9%
Severn Trent PLC	6.0%
ITT Corp.	5.2%
Danaher Corp.	5.1%
American Water Works Co., Inc.	5.1%
Veolia Environnement SA	5.0%
Nalco Holding Co.	4.7%
Kurita Water Industries Ltd.	3.9%
Pennon Group PLC	3.8%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semiannual Report | February 28, 2011 | 21

Overview of Fund Expenses | As of February 28, 2011 (unaudited)

As a shareholder of Guggenheim Airline ETF; Guggenheim China All-Cap ETF; Guggenheim China Technology ETF; Guggenheim EW Euro-Pacific LDRs ETF; Guggenheim Solar ETF; and Guggenheim S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended February 28, 2011.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Period Ended	Period1
	9/1/10	2/28/11	2/28/11	9/1/10 - 2/28/11
Guggenheim Airline ETF2
Actual	$1,000.00	$1,125.22	0.70%	$3.69
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)

Guggenheim China All-Cap ETF
Actual	1,000.00	1,100.08	0.70%	3.64
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)

Guggenheim China Technology ETF
Actual	1,000.00	1,195.40	0.70%	3.81
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)

Guggenheim EW Euro-Pacific LDRs ETF
Actual	1,000.00	1,294.47	0.35%	1.99
Hypothetical	1,000.00	1,023.06	0.35%	1.76
(5% annual return before expenses)

Guggenheim Solar ETF2
Actual	1,000.00	1,125.85	0.70%	3.69
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)

Guggenheim S&P Global Water Index ETF2
Actual	1,000.00	1,235.90	0.70%	3.88
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended February 28, 2011. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 181/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

22 | Semiannual Report | February 28, 2011

Portfolio of Investments | February 28, 2011 (unaudited)

FAA | Guggenheim Airline ETF

Number
of Shares	Description	Value

	Long-Term Investments - 100.2%
	Common Stocks - 98.5%
	Australia - 1.6%
236,228	Qantas Airways Ltd.	$562,889

	Canada - 1.7%
38,030	Westjet Airlines Ltd.	587,298

	China - 1.7%
257,000	Cathay Pacific Airways Ltd.	597,203

	France - 1.7%
35,710	Air France-KLM	584,474

	Germany - 4.4%
75,774	Deutsche Lufthansa AG	1,550,524

	Ireland - 1.6%
19,744	Ryanair Holdings PLC, ADR	563,099

	Japan - 4.3%
421,000	All Nippon Airways Co. Ltd. (b)	1,515,867

	Singapore - 4.4%
143,000	Singapore Airlines Ltd.	1,532,565

	South Korea - 1.6%
10,571	Korean Air Lines Co. Ltd.	576,012

	Spain - 1.6%
150,109	International Consolidated Airlines Group SA (a)	548,122

	Sweden - 1.6%
170,605	SAS AB (a)(b)	579,482

	United Kingdom - 1.6%
98,975	easyJet PLC (a)	575,514

	United States - 70.7%
196,774	AirTran Holdings, Inc. (a)	1,436,450
25,125	Alaska Air Group, Inc. (a)	1,493,681
219,571	AMR Corp. (a)	1,479,909
470,542	Delta Air Lines, Inc. (a)	5,288,892
252,699	JetBlue Airways Corp.(a)	1,440,384
90,762	Skywest, Inc. (b)	1,497,573
443,573	Southwest Airlines Co.	5,247,469
227,629	United Continental Holdings, Inc. (a)	5,472,201
169,657	US Airways Group, Inc. (a)	1,460,747
		24,817,306

	Common Stocks - 98.5%
	(Cost $32,859,788)	34,590,355

	Preferred Stocks - 1.7%
	Brazil - 1.7%
28,140	TAM SA, ADR (b)
	(Cost $468,760)	603,040

	Total Long-Term Investments - 100.2%
	(Cost $33,328,548)	35,193,395

	Investments of Collateral for Securities Loaned (c) - 6.4%
	Money Market Fund - 6.4%
2,260,002	BNY Mellon Securities Lending Overnight Fund, 0.257% (d)
	(Cost $2,260,002)	2,260,002

	Total Investments - 106.6%
	(Cost $35,588,550)	37,453,397
	Liabilities in excess of Other Assets - (6.6%)	(2,329,681)
	Net Assets - 100.0%	$35,123,716

AB - Stock Company

ADR - American Depositary Receipt

AG - Stock Corporation

PLC - Public Limited Company

SA - Corporation

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at February 28, 2011.

(c)	At February 28, 2011, the total market value of the Fund’s securities on loan was $2,150,472 and the total market value of the collateral held by the Fund was $2,260,002.

(d)	Interest rate shown reflects yield as of February 28, 2011.

See notes to financial statements.

Semiannual Report | February 28, 2011 | 23

Portfolio of Investments (unaudited) continued

YAO | Guggenheim China All-Cap ETF

Number
of Shares	Description	Value

	Common Stocks - 100.0%
	Basic Materials - 5.1%
538,000	Aluminum Corp. of China Ltd.(a) (b)	$531,152
148,000	Angang Steel Co. Ltd.	203,688
238,000	China BlueChemical Ltd.	184,249
156,000	China Forestry Holdings Ltd.(a) (c)	–
177,000	China Molybdenum Co. Ltd.(a)	160,204
163,000	Citic Pacific Ltd.	424,809
94,000	Fufeng Group Ltd.	64,444
220,000	Hunan NON-Ferrous Metal Corp. Ltd.(b)	78,519
190,000	Jiangxi Copper Co. Ltd.	596,407
80,000	Kingboard Chemical Holdings Ltd.	424,693
233,000	Lee & Man Paper Manufacturing Ltd.(a)	151,661
232,000	Maanshan Iron & Steel	118,544
104,000	Minmetals Resources Ltd.(b)	68,495
205,000	Nine Dragons Paper Holdings Ltd.	227,656
57,500	Real Gold Mining Ltd.(b)	86,813
580,000	Shougang Concord International Enterprises Co. Ltd.(b)	87,866
238,000	Sinofert Holdings Ltd.(b)	127,110
312,000	Sinopec Shanghai Petrochemical Co. Ltd.	165,831
184,000	Sinopec Yizheng Chemical Fibre Co. Ltd.(a) (b)	83,624
180,500	Yingde Gases(b)	128,380
58,500	Zhaojin Mining Industry Co. Ltd.	248,596
544,000	Zijin Mining Group Co. Ltd.	446,282
		4,609,023

	Communications - 20.3%
182,500	Alibaba.com Ltd.(a)	340,204
7,083	AsiaInfo-Linkage, Inc.(b)	144,139
39,394	Baidu, Inc., ADR(b)	4,772,977
270,000	China Communications Services Corp. Ltd.	170,892
473,500	China Mobile Ltd.	4,440,687
1,886,000	China Telecom Corp. Ltd.	1,108,963
630,000	China Unicom Hong Kong Ltd.	1,051,463
168,000	China Wireless Technologies Ltd.	62,333
87,950	Comba Telecom Systems Holdings Ltd.(a)	92,250
19,346	Ctrip.com International Ltd., ADR(b)	750,045
15,431	Focus Media Holding Ltd., ADR(b)	409,230
11,735	Giant Interactive Group, Inc., ADR	89,538
9,739	NetEase.com, ADR(b)	454,324
4,688	Shanda Interactive Entertainment Ltd., ADR(a) (b)	197,506
7,499	Sina Corp.(b)	612,443
4,024	Sohu.com, Inc.(b)	328,198
77,000	TCL Communication Technology Holdings Ltd.	79,084
111,600	Tencent Holdings Ltd.	2,951,490
276,000	VODone Ltd.	87,167
71,000	ZTE Corp.	327,237
		18,470,170

	Consumer, Cyclical - 5.9%
288,000	Air China Ltd.(b)	268,805
105,000	Anta Sports Products Ltd.	167,964
290,000	Bosideng International Holdings Ltd.	77,069
368,000	Brilliance China Automotive Holdings Ltd.(b)	300,952
69,500	Byd Co. Ltd.	273,926
433,000	China Dongxiang Group Co.	163,991
212,000	China Eastern Airlines Corp. Ltd.(a) (b)	93,356
72,000	China Lilang Ltd.	90,495
262,000	China Southern Airlines Co. Ltd.(a) (b)	123,782
364,000	China Travel International Investments(b)	74,303
98,000	Digital China Holdings Ltd.	179,162
392,000	Dongfeng Motor Group Co. Ltd.	679,407
86,000	Golden Eagle Retail Group Ltd.	194,763
139,500	Great Wall Motor Co. Ltd.	216,705
304,000	Guangzhou Automobile Group Co. Ltd.	390,286
90,000	Haier Electronics Group Co. Ltd.(b)	83,193
240,000	Hengdeli Holdings Ltd.	130,643
2,776	Home Inns & Hotels Management, Inc., ADR(b)	93,857
80,000	Intime Department Store Group Co. Ltd.	109,075
97,500	LI Ning Co. Ltd.(a)	182,754
80,000	Minth Group Ltd.	121,194
184,000	Parkson Retail Group Ltd.	260,321
356,000	PCD Stores Group Ltd.	97,808
110,000	Peak Sport Products Co. Ltd.(a)	68,351
44,500	Ports Design Ltd.	106,035
89,500	Sinotruk Hong Kong Ltd.	85,718
57,000	Weichai Power Co. Ltd.	379,066
70,000	Wumart Stores, Inc.	146,126
78,000	Zhongsheng Group Holdings Ltd.(b)	149,408
		5,308,515

	Consumer, Non-cyclical - 6.6%
55,000	Asian Citrus Holdings Ltd.	63,550
360,000	Chaoda Modern Agriculture Holdings Ltd.(a)	230,629
216,000	China Agri-Industries Holdings Ltd.	219,351
94,000	China Foods Ltd.	52,858
175,000	China Mengniu Dairy Co. Ltd.	463,947
33,000	China Shineway Pharmaceutical Group Ltd.	94,689
163,000	China Yurun Food Group Ltd.	515,839
212,000	COSCO Pacific Ltd.	408,260
49,000	Hsu Fu Chi International Ltd.	140,733
164,000	Jiangsu Expressway Co. Ltd.	177,493
29,000	Lianhua Supermarket Holdings Co. Ltd.	130,123
6,915	Mindray Medical International Ltd., ADR(a)	187,258
4,240	New Oriental Education & Technology Group, ADR(b)	409,626
120,000	Shandong Weigao Group Medical Polymer Co. Ltd.(b)	295,796
78,000	Shenguan Holdings Group Ltd.	96,434

See notes to financial statements.

24 | Semiannual Report | February 28, 2011

Portfolio of Investments (unaudited) continued

YAO | Guggenheim China All-Cap ETF (continued)

Number
of Shares	Description	Value

	Consumer, Non-cyclical (continued)
1,265,000	Shenzhen International Holdings Ltd.	$110,436
116,000	Sichuan Expressway Co. Ltd.(b)	72,973
316,000	Sino Biopharmaceutical	109,943
84,800	Sinopharm Group Co.	308,100
258,000	Tingyi Cayman Islands Holding Corp.	579,653
44,000	Tsingtao Brewery Co. Ltd.	201,948
127,000	Uni-President China Holdings Ltd.	63,426
58,000	United Laboratories International Holdings Ltd.(a)	89,802
922,000	Want Want China Holdings Ltd.	688,912
7,437	WuXi PharmaTech Cayman, Inc., ADR(b)	113,042
196,000	Zhejiang Expressway Co. Ltd.	175,639
		6,000,460

	Diversified - 1.8%
154,000	China Merchants Holdings International Co. Ltd.	650,469
164,000	China Resources Enterprise Ltd.	597,960
328,000	Guangdong Investment Ltd.	165,913
71,000	Shanghai Industrial Holdings Ltd.	254,315
		1,668,657

	Energy - 17.1%
558,000	China Coal Energy Co. Ltd.	795,183
366,000	China Longyuan Power Group Corp.(b)	329,389
208,000	China Oilfield Services Ltd.	414,443
2,288,000	China Petroleum & Chemical Corp.	2,332,311
462,500	China Shenhua Energy Co. Ltd.	1,917,892
1,980,000	CNOOC Ltd.	4,494,251
128,000	Hidili Industry International Development Ltd.	105,665
300,000	Kunlun Energy Co. Ltd.	445,235
2,874,000	PetroChina Co. Ltd.	3,911,133
268,000	Yanzhou Coal Mining Co. Ltd.	799,959
		15,545,461

	Financial - 33.1%
184,000	Agile Property Holdings Ltd.	231,974
2,380,012	Agricultural Bank of China Ltd.(b)	1,179,441
8,225,000	Bank of China Ltd.	4,339,979
562,000	Bank of Communications Co. Ltd.	541,859
1,096,000	China Citic Bank Corp. Ltd.	719,021
5,153,000	China Construction Bank Corp.	4,505,232
110,000	China Everbright Ltd.	229,062
1,015,000	China Life Insurance Co. Ltd.	3,863,676
532,000	China Merchants Bank Co. Ltd.	1,273,115
562,000	China Minsheng Banking Corp. Ltd.	489,910
524,000	China Overseas Land & Investment Ltd.	869,168
134,400	China Pacific Insurance Group Co. Ltd.	543,525
272,000	China Resources Land Ltd.	441,394
107,600	China Taiping Insurance Holdings Co. Ltd.(b)	293,549
790,000	Country Garden Holdings Co.	313,398
6,565	E-House China Holdings Ltd., ADR	80,027
639,000	Evergrande Real Estate Group Ltd.	300,256
458,000	Franshion Properties China Ltd.	127,595
375,000	Glorious Property Holdings Ltd.	100,621
79,500	Greentown China Holdings Ltd.	79,509
138,000	Guangzhou R&F Properties Co. Ltd.	184,965
6,180,000	Industrial & Commercial Bank of China	4,744,600
277,000	Kaisa Group Holdings Ltd.(b)	80,726
160,000	KWG Property Holding Ltd.	103,323
168,000	Longfor Properties Co. Ltd.	237,253
322,000	PICC Property & Casualty Co. Ltd.(b)	407,195
220,500	Ping An Insurance Group Co. of China Ltd.	2,261,858
223,000	Poly Hong Kong Investments Ltd.(a)	177,790
1,102,000	Renhe Commercial Holdings Co. Ltd.	165,530
272,000	Shenzhen Investment Ltd.	84,507
197,500	Shimao Property Holdings Ltd.	269,786
557,000	Sino-Ocean Land Holdings Ltd.	340,386
251,500	Soho China Ltd.	180,493
510,000	United Energy Group Ltd.(b)	74,642
89,000	Yanlord Land Group Ltd. (Singapore)	95,243
668,000	Yuexiu Property Co. Ltd.(b)	139,789
		30,070,397

	Industrial - 7.8%
94,000	AAC Acoustic Technologies Holdings, Inc.	236,051
120,000	Anhui Conch Cement Co. Ltd.	573,875
272,000	AviChina Industry & Technology Co. Ltd.	151,904
158,500	BBMG Corp.	211,221
250,000	Beijing Capital International Airport Co. Ltd.(b)	124,532
601,000	China Communications Construction Co. Ltd.(a)	449,835
350,500	China COSCO Holdings Co. Ltd.(b)	373,937
255,000	China Everbright International Ltd.	120,475
146,000	China High Speed Transmission Equipment Group Co. Ltd.	203,185
180,000	China National Building Material Co. Ltd.	441,845
156,000	China National Materials Co. Ltd.	132,985
257,000	China Railway Construction Corp. Ltd.	287,383
520,000	China Railway Group Ltd.	330,460
260,000	China Shanshui Cement Group Ltd.	196,607
511,000	China Shipping Container Lines Co. Ltd.(b)	221,742
178,000	China Shipping Development Co. Ltd.	194,473
150,000	China State Construction International Holdings Ltd.	137,884
192,000	China Zhongwang Holdings Ltd.(a)	77,893
224,000	CSR Corp. Ltd.	248,469
45,800	Dongfang Electric Corp. Ltd.	175,811
188,000	Guangshen Railway Co. Ltd.(a)	70,960
68,000	Haitian International Holdings Ltd.	76,214

See notes to financial statements.

Semiannual Report | February 28, 2011 | 25

Portfolio of Investments (unaudited) continued

YAO | Guggenheim China All-Cap ETF (continued)

Number
of Shares	Description	Value

	Industrial (continued)
90,000	Harbin Power Equipment Co. Ltd.	$106,648
117,000	Kingboard Laminates Holdings Ltd.	104,095
401,000	Lonking Holdings Ltd.	224,461
389,000	Metallurgical Corp. of China Ltd.(b)	157,315
276,000	NVC Lighting Holdings Ltd.	135,358
77,000	Sany Heavy Equipment International Holdings Co. Ltd.	106,171
404,000	Shanghai Electric Group Co. Ltd.	236,514
244,000	Sinotrans Ltd.	66,724
173,500	Sinotrans Shipping Ltd.	59,250
17,113	Suntech Power Holdings Co. Ltd., ADR(a) (b)	162,574
658,000	Tianjin Port Development Holdings Ltd.	163,040
242,000	Yangzijiang Shipbuilding Holdings Ltd.	340,858
63,000	Zhuzhou CSR Times Electric Co. Ltd.	210,697
		7,111,446

	Technology - 1.0%
3,550	Camelot Information Systems, Inc., ADR(b)	74,017
774,000	Lenovo Group Ltd.	468,028
2,740,000	Semiconductor Manufacturing International Corp.(a) (b)	218,098
180,000	TPV Technology Ltd.	105,840
83,000	Travelsky Technology Ltd.	75,657
		941,640

	Utilities - 1.3%
63,500	Beijing Enterprises Holdings Ltd.	352,182
64,000	China Resources Gas Group Ltd.	80,687
232,000	China Resources Power Holdings Co. Ltd.	388,992
446,000	Datang International Power Generation Co. Ltd.	151,737
414,000	Huaneng Power International, Inc.	231,206
		1,204,804

	Total Common Stocks - 100.0%
	(Cost $88,558,885)	90,930,573

	Investments of Collateral for Securities Loaned - 3.5%
	Money Market Fund - 3.5%
3,176,816	BNY Mellon Securities Lending Overnight Fund, 0.257%(d) (e)
	(Cost $3,176,816)	3,176,816

	Total Investments - 103.5%
	(Cost $91,735,701)	94,107,389
	Liabilities in excess of Other Assets - (3.5%)	(3,201,686)
	Net Assets - 100.0%	$90,905,703

ADR - American Depositary Receipt

(a)	Security, or portion thereof, was on loan at February 28, 2011.

(b)	Non-income producing security.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $0 which represents 0.0% of net assets applicable to common shares.

(d)	At February 28, 2011, the total market value of the Fund’s securities on loan was $2,816,947 and the total market value of the collateral held by the Fund was $3,176,816.

(e)	Interest rate shown reflects yield as of February 28, 2011.

See notes to financial statements.

26 | Semiannual Report | February 28, 2011

Portfolio of Investments (unaudited) continued

CQQQ | Guggenheim China Technology ETF

Number
of Shares	Description	Value

	Common Stocks - 99.8%
	Basic Materials - 7.3%
12,390,000	G-Resources Group Ltd.(a)	$890,777
466,000	Kingboard Chemical Holdings Ltd.	2,473,839
		3,364,616

	Communications - 57.4%
1,030,000	Alibaba.com Ltd.	1,920,056
45,702	AsiaInfo-Linkage, Inc.(a)	930,036
42,765	Baidu, Inc., ADR(a)	5,181,407
531,500	BYD Electronic International Co. Ltd.	337,768
1,124,000	China Wireless Technologies Ltd.	417,037
568,200	Comba Telecom Systems Holdings Ltd.(b)	595,982
75,742	Giant Interactive Group, Inc., ADR	577,911
48,386	NetEase.com, ADR(a)	2,257,207
30,269	Shanda Interactive Entertainment Ltd., ADR(a) (b)	1,275,233
46,512	Sina Corp.(a)	3,798,635
25,972	Sohu.com, Inc.(a)	2,118,276
506,000	TCL Communication Technology Holdings Ltd.	519,697
175,400	Tencent Holdings Ltd.	4,638,812
442,300	ZTE Corp.	2,038,550
		26,606,607

	Consumer, Cyclical - 5.5%
323,500	Byd Co. Ltd.(b)	1,275,036
634,000	Digital China Holdings Ltd.	1,159,069
2,115,000	Inspur International Ltd.	138,481
		2,572,586

	Consumer, Non-cyclical - 1.2%
1,602,000	Hi Sun Technology China Ltd.(a)	559,424

	Industrial - 10.1%
572,000	AAC Acoustic Technologies Holdings, Inc.	1,436,398
1,708,000	China Aerospace International Holdings Ltd.	214,894
29,125	China Digital TV Holding Co. Ltd., ADR	208,244
525,000	China High Precision Automation Group Ltd.	403,735
763,000	Kingboard Laminates Holdings Ltd.	678,840
5,910,000	Sino-Tech International Holdings Ltd.	187,411
110,437	Suntech Power Holdings Co. Ltd., ADR(a) (b)	1,049,151
1,083,000	Truly International Holdings	291,983
404,000	Wasion Group Holdings Ltd.	218,879
		4,689,535

	Technology - 18.3%
3,548,000	Apollo Solar Energy Technology Holdings Ltd.(a)	259,638
22,895	Camelot Information Systems, Inc., ADR(a)	477,361
618,000	China ITS Holdings Co. Ltd.(a)	356,242
398,000	Great Wall Technology Co. Ltd.	185,481
738,000	Ju Teng International Holdings Ltd.	282,347
1,276,000	Kingdee International Software Group Co. Ltd.	774,857
563,000	Kingsoft Corp. Ltd.	302,853
5,354,000	Lenovo Group Ltd.	3,237,496
17,691,000	Semiconductor Manufacturing International Corp.(a) (b)	1,408,166
1,200,000	TPV Technology Ltd.	705,597
546,000	Travelsky Technology Ltd.	497,692
		8,487,730

	Total Common Stocks - 99.8%
	(Cost $42,615,782)	46,280,498

	Investments of Collateral for Securities Loaned - 10.2%
	Money Market Fund - 10.2%
4,727,814	BNY Mellon Securities Lending Overnight Fund, 0.257%(c) (d)
	(Cost $4,727,814)	4,727,814

	Total Investments - 110.0%
	(Cost $47,343,596)	51,008,312
	Liabilities in excess of Other Assets - (10.0%)	(4,642,860)
	Net Assets - 100.0%	$46,365,452

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at February 28, 2011.

(c)	At February 28, 2011, the total market value of the Fund’s securities on loan was $4,284,921 and the total market value of the collateral held by the Fund was $4,727,814.

(d)	Interest rate shown reflects yield as of February 28, 2011.

See notes to financial statements.

Semiannual Report | February 28, 2011 | 27

Portfolio of Investments (unaudited) continued

EEN | Guggenheim EW Euro-Pacific LDRs ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.6%
	Common Stocks - 98.6%
	Australia - 3.5%
3,013	Alumina Ltd., ADR	$29,527
288	BHP Billiton Ltd., ADR(a)	27,245
1,304	Sims Metal Management Ltd., ADR	24,920
234	Westpac Banking Corp., ADR(a)	28,295
		109,987

	Belgium - 1.7%
450	Anheuser-Busch InBev NV, ADR	25,214
364	Delhaize Group SA, ADR	28,206
		53,420

	Cayman Islands - 1.8%
4,436	Melco Crown Entertainment Ltd., ADR(b)	30,830
6,666	Semiconductor Manufacturing International Corp., ADR(b)	26,731
		57,561

	Channel Islands - 2.6%
290	Randgold Resources Ltd., ADR(b)	23,475
365	Shire PLC, ADR	31,029
420	WPP PLC, ADR	28,888
		83,392

	China - 0.8%
1,692	City Telecom HK Ltd., ADR	24,686

	Denmark - 1.7%
247	NOVO Nordisk A/S, ADR	31,285
3,491	Torm A/S, ADR(b)	23,739
		55,024

	Finland - 0.7%
2,636	Nokia OYJ, ADR(a)	22,749

	France - 5.8%
935	CIE Generale de Geophysique - Veritas, ADR(a) (b)	34,717
1,210	France Telecom SA, ADR	26,874
787	Sanofi-Aventis SA, ADR	27,214
4,506	Technicolor, ADR(a)	35,642
493	Total SA, ADR	30,221
903	Veolia Environnement SA, ADR	29,691
		184,359

	Germany - 5.5%
720	Aixtron SE, ADR(a)	30,161
492	Deutsche Bank AG	31,577
1,571	Elster Group SE, ADR(b)	25,057
438	Fresenius Medical Care AG & Co. KGaA, ADR	29,074
525	SAP AG, ADR(a)	31,710
216	Siemens AG, ADR	29,039
		176,618

	Greece - 0.8%
966	Coca-Cola Hellenic Bottling Co. SA, ADR	26,295

	Ireland - 4.3%
1,289	CRH PLC, ADR	29,737
4,611	Elan Corp. PLC, ADR(b)	29,280
1,337	ICON PLC, ADR(b)	26,593
831	James Hardie Industries SE, ADR(b)	27,780
846	Ryanair Holdings PLC, ADR	24,128
		137,518

	Israel - 2.4%
796	NICE Systems Ltd., ADR(b)	27,577
1,259	Partner Communications Co. Ltd., ADR	23,644
489	Teva Pharmaceutical Industries Ltd., ADR	24,499
		75,720

	Italy - 2.8%
599	ENI SpA, ADR	29,261
901	Luxottica Group SpA, ADR	28,021
1,994	Telecom Italia SpA, ADR	31,107
		88,389

	Japan - 17.3%
1,154	Advantest Corp., ADR	23,992
525	Canon, Inc., ADR	25,347
521	Hitachi Ltd., ADR	31,656
681	Honda Motor Co. Ltd., ADR	29,753
1,245	Konami Corp., ADR	26,319
548	Kubota Corp., ADR	28,079
245	Kyocera Corp., ADR	25,585
669	Makita Corp., ADR	28,412
5,156	Mitsubishi UFJ Financial Group, Inc., ADR	28,513
78	Mitsui & Co. Ltd., ADR	28,485
7,681	Mizuho Financial Group, Inc., ADR	32,030
990	Nidec Corp., ADR	23,037
1,131	Nippon Telegraph & Telephone Corp., ADR	27,687
4,218	Nomura Holdings, Inc., ADR	26,616
1,557	NTT DoCoMo, Inc., ADR	29,240
1,813	Panasonic Corp., ADR	24,421
711	Sony Corp., ADR	26,193
4,001	Sumitomo Mitsui Financial Group, Inc., ADR	30,328
330	Toyota Motor Corp., ADR	30,789
373	Wacoal Holdings Corp., ADR	25,398
		551,880

	Luxembourg - 2.6%
722	ArcelorMittal, NY Registered Shares(a)	26,476
1,154	Subsea 7 SA, ADR	29,704
562	Tenaris SA, ADR(a)	25,503
		81,683

See notes to financial statements.

28 | Semiannual Report | February 28, 2011

Portfolio of Investments (unaudited) continued

EEN | Guggenheim EW Euro-Pacific LDRs ETF (continued)

Number
of Shares	Description	Value

	Netherlands - 8.5%
4,191	Aegon NV, NY Registered Shares(b)	$32,229
866	ASM International NV, NY Registered Shares(a) (b)	35,099
682	ASML Holding NV, NY Registered Shares	29,735
570	CNH Global NV(b)	27,616
2,513	ING Groep NV, ADR(b)	31,538
872	Koninklijke Philips Electronics NV, NY Registered Shares	28,514
1,060	Reed Elsevier NV, ADR	28,037
2,540	STMicroelectronics NV, NY Registered Shares	32,614
832	Unilever NV, NY Registered Shares	25,160
		270,542

	New Zealand - 0.8%
3,307	Telecom Corp. of New Zealand Ltd., ADR	26,158

	Norway - 1.0%
1,155	Statoil ASA, ADR(a)	30,481

	Portugal - 0.7%
1,942	Portugal Telecom SGPS SA, ADR(a)	22,721

	Spain - 3.7%
2,384	Banco Bilbao Vizcaya Argentaria SA, ADR	29,323
2,281	Banco Santander SA, ADR	28,056
924	Repsol YPF SA, ADR	31,093
1,119	Telefonica SA, ADR	28,613
		117,085

	Sweden - 1.0%
2,427	Telefonaktiebolaget LM Ericsson, ADR	31,163

	Switzerland - 5.4%
1,236	ABB Ltd., ADR	30,294
643	Credit Suisse Group AG, ADR	29,726
1,279	Logitech International SA(a) (b)	24,135
469	Novartis AG, ADR	26,391
442	Syngenta AG, ADR	29,755
1,565	UBS AG(b)	31,065
		171,366

	United Kingdom - 23.2%
1,359	ARM Holdings PLC, ADR	41,137
540	AstraZeneca PLC, ADR(a)	26,552
2,040	Aviva PLC, ADR(a)	31,457
1,475	Barclays Bank PLC, ADR	30,636
329	BHP Billiton PLC, ADR	26,093
601	BP PLC, ADR	29,130
344	British American Tobacco PLC, ADR	27,909
902	BT Group PLC, ADR(a)	26,970
595	Carnival PLC, ADR	26,585
350	Diageo PLC, ADR	27,391
515	Ensco PLC, ADR	28,890
650	GlaxoSmithKline PLC, ADR	25,096
490	HSBC Holdings PLC, ADR	26,994
1,332	Intercontinental Hotels Group PLC, ADR	29,784
5,942	Lloyds Banking Group PLC, ADR(b)	24,006
590	National Grid PLC, ADR	27,565
1,611	Pearson PLC, ADR	27,661
1,248	Prudential PLC, ADR(b)	28,816
785	Reed Elsevier PLC, ADR	28,056
369	Rio Tinto PLC, ADR	26,229
1,922	Royal Bank of Scotland Group PLC, ADR(b)	28,196
400	Royal Dutch Shell PLC, ADR	28,900
402	Royal Dutch Shell PLC, Class B, ADR	28,992
512	Smith & Nephew PLC, ADR	29,670
853	Unilever PLC, ADR	25,334
991	Vodafone Group PLC, ADR	28,362
		736,411

	Total Common Stocks - 98.6%
	(Cost $2,233,584)	3,135,208

	Exchange Traded Fund - 1.0%
525	iShares MSCI EAFE Index Fund
	(Cost $32,432)	32,314

	Total Long-Term Investments - 99.6%
	(Cost $2,266,016)	3,167,522

	Investments of Collateral for Securities Loaned - 12.2%
	Money Market Fund - 12.2%
388,319	BNY Mellon Securities Lending Overnight Fund, 0.257%(c) (d)
	(Cost $388,319)	388,319

	Total Investments - 111.8%
	(Cost $2,654,335)	3,555,841
	Liabilities in excess of Other Assets - (11.8%)	(376,023)
	Net Assets - 100.0%	$3,179,818

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

A/S - Limited Liability Stock Company or Stock Company

KGaA - Limited Partnership

NV - Publicly Traded Company

OYJ - Public Traded Company

PLC - Public Limited Company

SA - Corporation

SpA - Limited Share Company

SE - Stock Corporation

SGPS - Holding Enterprise

(a)	Security, or portion thereof, was on loan at February 28, 2011.

(b)	Non-income producing security.

(c)	At February 28, 2011, the total market value of the Fund’s securities on loan was $377,920 and the total market value of the collateral held by the Fund was $388,319.

(d)	Interest rate shown reflects yield as of February 28, 2011.

See notes to financial statements.

Semiannual Report | February 28, 2011 | 29

Portfolio of Investments (unaudited) continued

TAN | Guggenheim Solar ETF

Number
of Shares	Description	Value

	Common Stocks - 99.9%
	British Virgin Islands - 2.6%
418,303	Renesola Ltd., ADR(a) (b)	$4,622,248

	Canada - 1.8%
220,339	Canadian Solar, Inc.(b)	3,201,526

	Cayman Islands - 25.2%
201,173	China Sunergy Co. Ltd., ADR(a) (b)	905,279
188,116	Hanwha SolarOne Co. Ltd., ADR(a) (b)	1,608,392
851,001	JA Solar Holdings Co. Ltd., ADR(a) (b)	6,008,067
77,509	JinkoSolar Holding Co. Ltd., ADR(a) (b)	2,184,204
406,128	LDK Solar Co. Ltd., ADR(a) (b)	5,328,399
8,106,000	Solargiga Energy Holdings Ltd.(a) (b)	1,789,967
830,808	Suntech Power Holdings Co. Ltd., ADR(a) (b)	7,892,676
442,512	Trina Solar Ltd., ADR(a) (b)	12,213,331
619,421	Yingli Green Energy Holding Co. Ltd., ADR(a) (b)	7,148,118
		45,078,433

	Germany - 16.6%
81,006	Centrotherm Photovoltaics AG(b)	3,647,467
1,932,768	Conergy AG(a) (b)	1,041,120
21,563	Manz Automation AG(a) (b)	1,354,672
60,980	Phoenix Solar AG	1,987,724
833,297	Q-Cells SE(a) (b)	3,562,190
123,914	Roth & Rau AG(b)	2,524,463
61,052	SMA Solar Technology AG(a)	6,489,655
97,349	Solar Millennium AG(a) (b)	2,218,565
569,361	Solarworld AG(a)	6,849,557
		29,675,413

	Norway - 6.1%
3,114,814	Renewable Energy Corp. ASA(a) (b)	10,845,743

	Spain - 0.5%
376,337	Solaria Energia y Medio Ambiente SA	886,253

	Switzerland - 5.6%
292,932	Meyer Burger Technology AG(b)	10,101,103

	United Kingdom - 1.3%
2,470,370	PV Crystalox Solar PLC	2,430,925

	United States - 40.2%
67,906	Amtech Systems, Inc.(b)	1,559,801
405,585	Energy Conversion Devices, Inc.(a) (b)	1,589,893
282,370	Evergreen Solar, Inc.(a) (b)	626,861
238,019	First Solar, Inc.(a) (b)	35,081,621
469,444	GT Solar International, Inc.(a) (b)	5,018,356
726,459	MEMC Electronic Materials, Inc.(b)	9,858,049
401,965	Power-One, Inc.(a) (b)	3,308,172
849,665	Satcon Technology Corp.(a) (b)	3,092,781
282,084	STR Holdings, Inc.(a) (b)	5,108,541
387,444	SunPower Corp., Class A(a) (b)	6,613,669
		71,857,744

	Total Common Stocks - 99.9%
	(Cost $202,601,194)	178,699,388

	Investments of Collateral for Securities Loaned - 48.2%
	Money Market Fund - 48.2%
86,148,548	BNY Mellon Securities Lending Overnight Fund, 0.257%(c) (d)
	(Cost $86,148,548)	86,148,548

	Total Investments - 148.1%
	(Cost $288,749,742)	264,847,936
	Liabilities in excess of Other Assets - (48.1%)	(85,974,540)
	Net Assets - 100.0%	$178,873,396

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

PLC - Public Limited Company

SA - Corporation

SE - Stock Corporation

(a)	Security, or portion thereof, was on loan at February 28, 2011.

(b)	Non-income producing security.

(c)
At February 28, 2011, the total market value of the Fund’s securities on loan was $87,609,730 and the total market value of the collateral held by the Fund was $90,523,686, consisting of cash collateral of $86,148,548 and U.S. Government and Agency securities valued at $4,375,138.

(d)	Interest rate shown reflects yield as of February 28, 2011.

See notes to financial statements.

30 | Semiannual Report | February 28, 2011

Portfolio of Investments (unaudited) continued

CGW | Guggenheim S&P Global Water Index ETF

Number
of Shares	Description	Value

	Common Stocks - 99.5%
	Austria - 2.4%
58,630	Andritz AG	$4,955,152
27,908	BWT AG	770,931
		5,726,083

	Bermuda - 0.4%
2,804,000	China Water Affairs Group Ltd.	1,040,365

	Brazil - 2.9%
134,710	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	6,727,418

	British Virgin Islands - 0.1%
38,984	Duoyuan Global Water, Inc., ADR(a) (b)	358,263

	China - 1.8%
2,318,000	China Everbright International Ltd.	1,095,144
6,004,000	Guangdong Investment Ltd.	3,037,014
		4,132,158

	Finland - 1.9%
201,747	Kemira OYJ	2,939,789
88,238	Uponor OYJ(a)	1,484,430
		4,424,219

	France - 8.2%
344,819	Suez Environnement Co.	7,477,346
356,550	Veolia Environnement SA	11,735,487
		19,212,833

	Italy - 1.6%
67,839	ACEA SpA(b)	780,515
452,535	Hera SpA	1,020,067
228,477	Interpump Group SpA(b)	1,902,902
		3,703,484

	Japan - 5.5%
486,000	Ebara Corp.(b)	2,823,581
325,900	Kurita Water Industries Ltd.	9,220,508
65,000	Nihon Nohyaku Co. Ltd.	357,805
81,000	Organo Corp.	610,985
		13,012,879

	Netherlands - 1.0%
158,279	Wavin NV(b)	2,251,734

	Singapore - 1.3%
1,418,000	Hyflux Ltd.(a)	2,142,314
1,873,000	Sound Global Ltd.(b)	899,029
		3,041,343

	Spain - 1.0%
72,028	Fomento de Construcciones y Contratas SA(a)	2,301,090

	Switzerland - 10.6%
115,643	Geberit AG	24,946,389

	United Kingdom - 20.1%
598,865	Halma PLC	3,277,692
936,046	Northumbrian Water Group PLC	4,957,192
865,200	Pennon Group PLC	8,900,844
580,949	Severn Trent PLC	14,050,866
1,663,818	United Utilities Group PLC	16,020,706
		47,207,300

	United States - 40.7%
44,670	American States Water Co.	1,498,232
428,230	American Water Works Co., Inc.	11,879,100
335,947	Aqua America, Inc.	7,565,526
38,838	Arch Chemicals, Inc.	1,396,226
23,583	Badger Meter, Inc.	927,048
86,640	Calgon Carbon Corp.(b)	1,216,426
50,440	California Water Service Group	1,779,523
235,031	Danaher Corp.	11,892,569
59,420	Franklin Electric Co., Inc.	2,525,350
127,525	IDEX Corp.	5,259,131
94,388	Insituform Technologies, Inc., Class A(b)	2,438,986
63,014	Itron, Inc.(b)	3,573,524
210,927	ITT Corp.	12,219,001
46,444	Layne Christensen Co.(b)	1,549,836
479,333	Mueller Water Products, Inc., Class A	1,946,092
430,288	Nalco Holding Co.	11,002,464
154,837	Pentair, Inc.	5,741,356
31,286	SJW Corp.	776,519
149,773	TETRA Tech, Inc.(b)	3,519,666
32,043	Valmont Industries, Inc.	3,270,949
90,556	Watts Water Technologies, Inc., Class A	3,541,645
		95,519,169

	Total Common Stocks - 99.5%
	(Cost $210,570,461)	233,604,727

See notes to financial statements.

Semiannual Report | February 28, 2011 | 31

Portfolio of Investments (unaudited) continued

CGW | Guggenheim S&P Global Water Index ETF (continued)

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned - 1.8%
	Money Market Fund - 1.8%
4,167,264	BNY Mellon Securities Lending Overnight Fund, 0.257%(c) (d)
	(Cost $4,167,264)	$4,167,264

	Total Investments - 101.3%
	(Cost $214,737,725)	237,771,991
	Liabilities in excess of Other Assets - (1.3%)	(3,137,921)
	Net Assets - 100.0%	$234,634,070

  ADR - American Depositary Receipt

  AG - Stock Corporation

  NV - Publicly Traded Company

  OYJ - Public Traded Company

  PLC - Public Limited Company

  SA - Corporation

  SpA - Limited Share Company

(a)	Security, or portion thereof, was on loan at February 28, 2011.

(b)	Non-income producing security.

(c)	At February 28, 2011, the total market value of the Fund’s securities on loan was $3,967,265 and the total market value of the collateral held by the Fund was $4,167,264.

(d)	Interest rate shown reflects yield as of February 28, 2011.

See notes to financial statements.

32 | Semiannual Report | February 28, 2011

  This Page Intentionally Left Blank.

Statement of Assets and Liabilities | February 28, 2011 (unaudited)

			Guggenheim	Guggenheim
	Guggenheim		China All-Cap	China Technology
	Airline ETF		ETF	ETF
	(FAA	)	(YAO )	(CQQQ	)

Assets
Investments in securities, at value (including securities on loan)	$37,453,397		$94,107,389	$51,008,312
Cash	100,530		19,009	57,227
Receivables:
Fund shares sold	–		–	–
Investments sold	6,214,761		–	–
Securities lending income	557		6,098	29,745
Dividends	3,561		9,798	22,290
Tax reclaims	683		–	–
Due from Adviser	5,270		–	–
Other assets	195		–	–
Total assets	43,778,954		94,142,294	51,117,574
Liabilities
Custodian bank	99		14,242	–
Investments purchased payable	6,349,650		–	–
Administration fee payable	–		–	–
Collateral for securities on loan	2,260,002		3,176,816	4,727,814
Accrued advisory fees	–		45,533	24,308
Accrued expenses	45,487		–	–
Total liabilities	8,655,238		3,236,591	4,752,122
Net Assets	$35,123,716		$90,905,703	$46,365,452
Composition of Net Assets
Paid-in capital	$29,006,600		$89,632,714	$44,838,476
Accumulated undistributed net investment income (loss)	(120,818)		(172,549)	3,342
Accumulated net realized gain (loss) on investments and currency transactions	4,372,091		(926,163)	(2,141,082)
Net unrealized appreciation (depreciation) on investments and currency translation	1,865,843		2,371,701	3,664,716
Net Assets	$35,123,716		$90,905,703	$46,365,452
Shares outstanding ($0.01 par value with unlimited amount authorized)	950,000		3,400,000	1,600,000
Net Asset Value Per Share	$36.97		$26.74	$28.98
Investments in securities, at cost	$35,588,550		$91,735,701	$47,343,596
Securities on loan, at value	$2,150,472		$2,816,947	$4,284,921

See notes to financial statements.

34 | Semiannual Report | February 28, 2011

Statement of Assets and Liabilities (unaudited) continued

Guggenheim			Guggenheim S&P
EW Euro-Pacific		Guggenheim	Global Water
LDRs ETF		Solar ETF	Index ETF
(EEN	)	(TAN )	(CGW	)

$3,555,841		$264,847,936	$237,771,991
–		81,134	80,872

–		3,399,770	–
–		–	–
459		188,692	3,047
5,616		487	586,189
7,351		58,381	555,449
–		–	–
–		501	671
3,569,267		268,576,901	238,998,219

286		1,121	–
–		3,399,795	–
–		3,784	4,670
388,319		86,148,548	4,167,264
844		51,131	74,639
–		99,126	117,576
389,449		89,703,505	4,364,149
$3,179,818		$178,873,396	$234,634,070

$4,211,310		$359,139,296	$305,077,950
1,231		(27,253)	253,450
(1,934,340)		(156,339,161)	(93,794,437)
901,617		(23,899,486)	23,097,107
$3,179,818		$178,873,396	$234,634,070
152,000		21,760,000	11,320,000
$20.92		$8.22	$20.73
$2,654,335		$288,749,742	$214,737,725
$377,920		$87,609,730	$3,967,265

See notes to financial statements.

Semiannual Report | February 28, 2011 | 35

Statement of Operations | For the Six Months ended February 28, 2011 (unaudited)

			Guggenheim
	Guggenheim	Guggenheim	China Technology
	Airline ETF	China All-Cap ETF	ETF
	(FAA )	(YAO )	(CQQQ )

Investment Income
Dividend income	$102,886	$332,658	$136,570
Return of capital distributions received	–	–	–
Foreign taxes withheld	(1,056)	(23,120)	(2,477)
Net dividend income	101,830	309,538	134,093
Net securities lending income	12,082	31,908	106,836
Total investment income	113,912	341,446	240,929
Expenses
Advisory fee <Note 3>	101,478	280,809	114,738
Administration fee	5,581	–	–
Custodian fee	25,894	–	–
Licensing	12,177	–	–
Listing fee and expenses	2,500	–	–
Printing expenses	8,490	–	–
Professional fees	12,250	–	–
Registration & filings	552	–	–
Trustees’ fees and expenses	1,565	–	–
Miscellaneous	7,321	–	–
Total expenses	177,808	280,809	114,738
Advisory fees waived	(35,740)	–	–
Net expenses	142,068	280,809	114,738
Net Investment Income (Loss)	(28,156)	60,637	126,191
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	414,774	(646,776)	(2,086,420)
In-kind transactions	5,432,032	470,033	–
Foreign currency transactions	(26,982)	(524)	(501)
Net realized gain (loss)	5,819,824	(177,267)	(2,086,921)
Net change in unrealized appreciation (depreciation) on
Investments	927,236	5,590,073	5,730,446
Foreign currency translation	6,433	14	–
Net unrealized appreciation (depreciation)	933,669	5,590,087	5,730,446
Net realized and unrealized gain (loss)	6,753,493	5,412,820	3,643,525
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,725,337	$5,473,457	$3,769,716

See notes to financial statements.

36 | Semiannual Report | February 28, 2011

Statement of Operations (unaudited) continued

Guggenheim			Guggenheim S&P
EW Euro-Pacific		Guggenheim	Global Water
LDRs ETF		Solar ETF	Index ETF
(EEN	)	(TAN )	(CGW )

$36,530		$65,420	$1,775,728
–		(21,718)	–
(3,754)		–	(15,050)
32,776		43,702	1,760,678
3,136		1,333,272	19,994
35,912		1,376,974	1,780,672

5,986		412,304	531,760
–		22,655	28,704
–		60,413	68,244
–		111,294	112,334
–		2,500	2,500
–		46,371	45,231
–		33,659	23,736
–		531	333
–		3,319	3,670
–		9,557	11,628
5,986		702,603	828,140
–		(125,377)	(83,677)
5,986		577,226	744,463
29,926		799,748	1,036,209

25,584		(31,558,019)	(4,988,461)
287,454		12,581,427	(3,016,224)
604		(38,580)	2,013
313,642		(19,015,172)	(8,002,672)

505,936		30,520,597	50,792,826
64		4,642	54,717
506,000		30,525,239	50,847,543
819,642		11,510,067	42,844,871
$849,568		$12,309,815	$43,881,080

See notes to financial statements.

Semiannual Report | February 28, 2011 | 37

Statement of Changes in Net Assets |

	Guggenheim Airline ETF (FAA)		Guggenheim China All-Cap ETF (YAO)
	For the Six		For the Six
	Months Ended	For the Year	Months Ended	For the Period
	February 28, 2011	Ended	February 28, 2011	Ended
	(unaudited)	August 31, 2010	(unaudited)	August 31, 20101

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$(28,156)	$(120,983)	$60,637	$643,209
Net realized gain (loss)	5,819,824	1,406,670	(177,267)	(567,229)
Net change in unrealized appreciation (depreciation)	933,669	352,844	5,590,087	(3,218,386)
Net increase (decrease) in net assets resulting from operations	6,725,337	1,638,531	5,473,457	(3,142,406)
Distributions to Shareholders
From and in excess of net investment income	(26,600)	–	(874,200)	–
Capital Share Transactions
Proceeds from sale of shares	2,085,376	42,888,860	27,620,334	90,898,901
Cost of shares redeemed	(16,404,515)	(6,521,732)	(2,715,999)	(26,354,384)
Net increase (decrease) from capital share transactions	(14,319,139)	36,367,128	24,904,335	64,544,517
Total increase (decrease) in net assets	(7,620,402)	38,005,659	29,503,592	61,402,111

Net Assets
Beginning of period	42,744,118	4,738,459	61,402,111	–
End of period	$35,123,716	$42,744,118	$90,905,703	$61,402,111
Accumulated undistributed net investment income (loss) at end of period	$(120,818)	$(66,062)	$(172,549)	$641,014
Changes in Shares Outstanding
Shares sold	50,000	1,300,000	1,000,000	3,600,000
Shares redeemed	(400,000)	(200,000)	(100,000)	(1,100,000)
Shares outstanding, beginning of period	1,300,000	200,000	2,500,000	–
Shares outstanding, end of period	950,000	1,300,000	3,400,000	2,500,000

1 Commencement of investment operations - October 19, 2009

2 Commencement of investment operations - December 8, 2009

See notes to financial statements.

38 | Semiannual Report | February 28, 2011

 Statement of Changes in Net Assets continued

Guggenheim China Technology ETF (CQQQ)		Guggenheim EW Euro-Pacific LDRs ETF (EEN)		Guggenheim Solar ETF (TAN)		Guggenheim S&P Global Water Index ETF (CGW)
For the Six Months Ended February 28, 2011 (unaudited)	For the Period Ended August 31, 20102	For the Six Months Ended February 28, 2011 (unaudited)	For the Year Ended August 31, 2010	For the Six Months Ended February 28, 2011 (unaudited)	For the Year Ended August 31, 2010	For the Six Months Ended February 28, 2011 (unaudited)	For the Year Ended August 31, 2010

$126,191	$57,614	$29,926	$99,023	$799,748	$(147,579)	$1,036,209	$4,507,936
(2,086,921)	29,100	313,642	403,041	(19,015,172)	5,760,440	(8,002,672)	(16,508,525)
5,730,446	(2,065,730)	506,000	(560,431)	30,525,239	(34,084,661)	50,847,543	14,722,804
3,769,716	(1,979,016)	849,568	(58,367)	12,309,815	(28,471,800)	43,881,080	2,722,215

(179,550)	–	(117,040)	(50,400)	(575,360)	–	(4,420,200)	(2,744,000)

23,284,145	27,450,682	–	916,573	79,563,054	67,748,275	17,976,851	80,096,524
–	(5,980,525)	(946,903)	(854,103)	(60,112,262)	(58,153,115)	(15,092,893)	(66,723,649)

23,284,145	21,470,157	(946,903)	62,470	19,450,792	9,595,160	2,883,958	13,372,875
26,874,311	19,491,141	(214,375)	(46,297)	31,185,247	(18,876,640)	42,344,838	13,351,090

19,491,141	–	3,394,193	3,440,490	147,688,149	166,564,789	192,289,232	178,938,142
$46,365,452	$19,491,141	$3,179,818	$3,394,193	$178,873,396	$147,688,149	$234,634,070	$192,289,232

$3,342	$56,701	$1,231	$88,345	$(27,253)	$(251,641)	$253,450	$3,637,441

800,000	1,050,000	–	50,000	9,440,000	7,600,000	880,000	4,400,000
–	(250,000)	(50,000)	(50,000)	(7,840,000)	(6,800,000)	(800,000)	(3,760,000)
800,000	–	202,000	202,000	20,160,000	19,360,000	11,240,000	10,600,000
1,600,000	800,000	152,000	202,000	21,760,000	20,160,000	11,320,000	11,240,000

See notes to financial statements.

Semiannual Report | February 28, 2011 | 39

Financial Highlights |

FAA | Guggenheim Airline ETF

	For the Six Months			For the Period
Per share operating performance	Ended		For the Year	January 26, 2009**
for a share outstanding throughout the period	February 28, 2011 (unaudited)		Ended August 31, 2010	through August 31, 2009
Net asset value, beginning of period	$32.88		$23.69	$24.04	(e)
Income from investment operations
Net investment income (loss) (a)	(0.03)		(0.16)	(0.05)
Net realized and unrealized gain (loss)	4.15		9.35	(0.30	)(e)
Total from investment operations	4.12		9.19	(0.35)

Distributions to Shareholders
From and in excess of net investment income	(0.03)		–	–
Net asset value, end of period	$36.97		$32.88	$23.69
Market value, end of period	$36.91		$32.74	$24.10
Total return* (b)
Net asset value	12.52%		38.79%	-1.46	%(e)

Ratios and supplemental data
Net assets, end of period (thousands)	$35,124		$42,744	$4,738
Ratio of net expenses to average net assets*	0.70	%(c)	0.75%	0.95	%(c)
Ratio of net investment loss to average net assets*	-0.14	%(c)	-0.50%	-0.40	%(c)
Portfolio turnover rate (d)	17%		65%	58%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	0.88	%(c)	1.13%	5.67	%(c)
Ratio of net investment loss to average net assets	-0.32	%(c)	-0.88%	-5.12	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Subsequent to August 31, 2009, it was identified that the net asset value, for January 26, 2009 was listed incorrectly as $23.82, causing the total return at net asset value and the net realized and unrealized loss to be listed incorrectly. The above figures represent the corrected presentation. This issue had no impact on the ending net asset value.

See notes to financial statements.

40 | Semiannual Report | February 28, 2011

Financial Highlights (continued)

YAO | Guggenheim China All-Cap ETF

	For the Six Months		For the Period
	Ended		October 19, 2009*
Per share operating performance	February 28, 2011		through
for a share outstanding throughout the period	(unaudited)		August 31, 2010
Net asset value, beginning of period	$24.56		$24.82
Income from investment operations
Net investment income (a)	0.02		0.22
Net realized and unrealized gain (loss)	2.44			(0.48)
Total from investment operations	2.46			(0.26)
Distributions to shareholders
From and in excess of net investment income		(0.28)	–
Net asset value, end of period	$26.74		$24.56
Market value, end of period	$26.87		$24.55
Total return (b)
Net asset value		10.01%		-1.05%

Ratios and supplemental data
Net assets, end of period (thousands)	$90,906		$61,402
Ratio of net expenses to average net assets	0.70	%(c)	0.70	%(c)
Ratio of net investment income to average net assets	0.15	%(c)	1.02	%(c)
Portfolio turnover rate (d)		16%		11%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | February 28, 2011 | 41

Financial Highlights (continued)

CQQQ | Guggenheim China Technology ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2011 (unaudited)		For the Period December 8, 2009* through August 31, 2010
Net asset value, beginning of period	$24.36		$25.06
Income from investment operations
Net investment income (a)	0.11		0.08
Net realized and unrealized gain (loss)	4.64			(0.78)
Total from investment operations	4.75			(0.70)
Distributions to shareholders
From and in excess of net investment income		(0.13)	–
Net asset value, end of period	$28.98		$24.36
Market value, end of period	$29.13		$24.40
Total return (b)
Net asset value		19.54%		-2.79%

Ratios and supplemental data
Net assets, end of period (thousands)	$46,365		$19,491
Ratio of net expenses to average net assets	0.70	%(c)	0.70	%(c)
Ratio of net investment income to average net assets	0.77	%(c)	0.43	%(c)
Portfolio turnover rate (d)		25%		11%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

42 | Semiannual Report | February 28, 2011

Financial Highlights (continued)

EEN | Guggenheim EW Euro-Pacific LDRs ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2011 (unaudited)		For the Year Ended August 31, 2010	For the Year Ended August 31, 2009		For the Year Ended August 31, 2008		For the Period March 1, 2007** through August 31, 2007
Net asset value, beginning of period	$16.80		$17.03	$20.48		$25.29		$24.15
Income from investment operations
Net investment income (a)	0.17		0.42	0.39		0.41		0.28
Net realized and unrealized gain (loss)	4.72		(0.45)	(3.29)		(4.30)		0.86
Total from investment operations	4.89		(0.03)	(2.90)		(3.89)		1.14
Distributions to shareholders
From and in excess of net investment income		(0.77)	(0.20)	(0.55)		(0.92)		–
Net asset value, end of period	$20.92		$16.80	$17.03		$20.48		$25.29
Market value, end of period	$20.30		$16.98	$17.08		$20.25		$25.35
Total return* (b)
Net asset value		29.45%	-0.25%	-13.44	%*	-16.03	%*	4.72	%*

Ratios and supplemental data
Net assets, end of period (thousands)	$3,180		$3,394	$3,440		$4,138		$5,108
Ratio of net expenses to average net assets	0.35	%(e)	0.35%	0.55	%(c)*	1.08	%(d)*	1.32	%(d) (e)*
Ratio of net investment income to average net assets	1.75	%(e)	2.36%	2.75	%(c)*	1.75	%(d)*	2.21	%(d) (e)*
Portfolio turnover rate (f)		16%	40%	150%		105%			55%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	N/A	N/A	3.83	%(c)	4.86%	3.35	%(e)
Ratio of net investment income (loss) to average net assets	N/A	N/A	-0.53	%(c)	-2.03%	0.18	%(e)

** Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	The 0.65% expense cap ratio was replaced with a 0.35% unitary investment advisory fee on March 31, 2009.

(d)	Reflects an expense cap of 0.65%

(e)	Annualized.

(f)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | February 28, 2011 | 43

Financial Highlights (continued)

TAN | Guggenheim Solar ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2011 (unaudited)		For the Year Ended August 31, 2010	For the Year Ended August 31, 2009		For the Period April 15, 2008** through August 31, 2008
Net asset value, beginning of period	$7.33		$8.60	$26.21		$25.13
Income from investment operations
Net investment income (loss)(a)	0.04		(0.01)	(0.05)		0.02
Net realized and unrealized gain (loss)	0.88		(1.26)	(17.55)		1.06
Total from investment operations	0.92		(1.27)	(17.60)		1.08
Distributions to shareholders
From and in excess net investment income		(0.03)	–	(0.01)		–
Return of capital	–		–	(0.00	)(b)	–
Total distributions		(0.03)	–	(0.01)		–
Net asset value, end of period	$8.22		$7.33	$8.60		$26.21
Market value, end of period	$8.21		$7.29	$8.52		$26.28
Total return* (c)
Net asset value		12.59%	-14.77%	-67.14%			4.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$178,873		$147,688	$166,565		$186,583
Ratio of net expenses to average net assets*	0.70	%(d)	0.66%	0.70%		0.79	%(d)
Ratio of net investment income (loss) to average net assets*	0.97	%(d)	-0.09%	-0.54%		0.16	%(d)
Portfolio turnover rate(e)		16%	17%	86%			9%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	0.85	%(d)	0.88%	0.95%	0.93	%(d)
Ratio of net investment income (loss) to average net assets	0.82	%(d)	-0.31%	-0.79%	0.02	%(d)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period. (b) Less than $0.01.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

 See notes to financial statements.

44 | Semiannual Report | February 28, 2011

Financial Highlights (continued)

CGW | Guggenheim S&P Global Water Index ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2011 (unaudited)		For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Period May 14, 2007** through August 31, 2007
Net asset value, beginning of period	$17.11		$16.88	$23.22	$24.86	$24.78
Income from investment operations
Net investment income (loss) (a)	0.10		0.36	0.35	0.90	0.10
Net realized and unrealized gain (loss)	3.94		0.07	(5.45)	(2.43)	(0.02)
Total from investment operations	4.04		0.43	(5.10)	(1.53)	0.08
Distributions to shareholders
From and in excess of net investment income		(0.42)	(0.20)	(1.24)	(0.11)	–
Net asset value, end of period	$20.73		$17.11	$16.88	$23.22	$24.86
Market value, end of period	$20.82		$16.99	$16.93	$23.43	$25.13
Total return * (b)
Net asset value		23.59%	2.46%	-20.93%	-6.20%	0.32%

Ratios and supplemental data
Net assets, end of period (thousands)	$234,634		$192,289	$178,938	$348,351	$253,545
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.72	%(c)
Ratio of net investment income (loss) to average net assets*	0.98	%(c)	2.02%	2.29%	3.73%	1.41	%(c)
Portfolio turnover rate (d)		5%	17%	56%	38%	1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	0.78	%(c)	0.77%	0.88%	0.73%	0.83	%(c)
Ratio of net investment income (loss) to average net assets	0.90	%(c)	1.95%	2.11%	3.70%	1.30	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | February 28, 2011 | 45

Notes to Financial Statements | February 28, 2011 (unaudited)

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is organized as an open-end management investment company that was organized as a Delaware business trust on June 8, 2006.

The following six portfolios have a semiannual reporting period-end on February 28, 2011:

Guggenheim Airline ETF
Guggenheim China All-Cap ETF
Guggenheim China Technology ETF
Guggenheim EW Euro-Pacific LDRs ETF
Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund	Index
Guggenheim Airline ETF	NYSE Arca Global Airline Index
Guggenheim China All-Cap ETF	AlphaShares China All-Cap Index
Guggenheim China Technology ETF	AlphaShares China Technology Index
Guggenheim EW Euro-Pacific LDRs ETF	The BNY Mellon Euro-Pacific Select ADR Index
Guggenheim Solar ETF	MAC Global Solar Energy Index
Guggenheim S&P Global Water Index ETF	S&P Global Water Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The fair value estimate for the Fund’s level 3 securities were determined in good faith by the Pricing Committee pursuant to the valuation procedures established in good faith by management and approved by the Board of Trustees.

46 | Semiannual Report | February 28, 2011

Notes to Financial Statements (unaudited) continued

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of February 28, 2011:

Guggenheim China All-Cap ETF

Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Assets:
Common Stocks
Basic Materials	$4,609	$—	$—	†	$4,609
Communications	18,470	—	—		18,470
Consumer, Cyclical	5,460	—	—		5,460
Consumer, Non-cyclical	6,000	—	—		6,000
Diversified	1,669	—	—		1,669
Energy	15,545	—	—		15,545
Financial	30,070	—	—		30,070
Industrial	6,960	—	—		6,960
Technology	942	—	—		942
Utilities	1,205	—	—		1,205
Investments of Collateral for
Securities Loaned	3,177	—	—		3,177
Total	$94,107	$—	$—	†	$94,107

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

	$(000s	)
Transfers from Level 1 to Level 3	–	†

The transfer from Level 1 to Level 3 was the result of China Forestry Holdings Ltd. not trading on a principal exchange on February 28, 2011.

The fair value estimate for China Forestry Holdings Ltd. was determined in good faith by the Pricing Committee pursuant to the Valuation Procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching a fair value determination including, but not limited to, the following: the type of security, and public information obtained from the issuer and the primary stock exchange on which the issuer trades.

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended February 28, 2011.

Level 3 Holdings	Securities
(value in $000s)
Beginning Balance at 8/31/10	$—
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Purchases	—
Sales	—
Transfers In	—	†
Transfers Out	—
Ending Balance at 2/28/11	$—	†

†	Amount rounds to less than $1.

All securities held by Guggenheim Airline ETF, Guggenheim China Technology ETF, Guggenheim EW Euro-Pacific LDRs ETF, Guggenheim Solar ETF, and Guggenheim S&P Global Water Index ETF were valued using quoted prices in active markets (Level 1). There were no transfers between levels for these Funds for the six months ended February 28, 2011.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimate may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/ (depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Security Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could

Semiannual Report | February 28, 2011 | 47

Notes to Financial Statements (unaudited) continued

result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and Guggenheim Funds Investment Advisors, LLC (the “Adviser”), the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Airline ETF	0.50%
Guggenheim Solar ETF	0.50%
Guggenheim S&P Global Water Index ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim China All-Cap ETF	0.70%
Guggenheim China Technology ETF	0.70%
Guggenheim EW Euro-Pacific LDRs ETF	0.35%

Out of the unitary management fee, the Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Funds. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Due to their unitary fee structure, Guggenheim China All-Cap ETF, Guggenheim China Technology ETF and Guggenheim EW Euro-Pacific LDRs ETF do not charge a separate Fund Administration fee.

For the six months ended February 28, 2011, the below listed Funds recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration Expense	Fund Administration Expense Waived
Guggenheim Airline ETF	$5,581	$—
Guggenheim Solar ETF	22,655	—
Guggenheim S&P Global Water Index ETF	28,704	—

The Bank of New York Mellon (“BNY”) acts as the Funds’ custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds’ Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including Guggenheim China All-Cap ETF, Guggenheim China Technology ETF and Guggenheim EW Euro-Pacific LDRs ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2013:

Fund	Rate
Guggenheim Airline ETF	0.65%
Guggenheim Solar ETF	0.65%
Guggenheim S&P Global Water Index ETF	0.65%

Amounts owed to each Fund from the Adviser are shown in the Statement of Assets and Liabilities.

The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

For the six months ended February 28, 2011, the Adviser waived fees and assumed the following fees and expenses:

		Potentially Recoverable Expenses Expiring August 31,
	Advisory Fees Waived	2011		2012		2013		Total
Guggenheim Airline ETF	$35,740	$81,982		$94,281		$35,740	*	$212,003
Guggenheim Solar ETF	125,377	314,651		514,941	*	—		829,592
Guggenheim S&P Global Water Index ETF	83,677	537,604	*	—		—		537,604

*Per the Expense Reimbursement Agreement discussed above, this year represents the last year the Fund will be eligible to recover fees and expenses.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser.

Licensing Fee Agreements:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Airline ETF	Archipelago Holdings, Inc.
Guggenheim China All-Cap ETF	AlphaShares, LLC
Guggenheim China Technology ETF	AlphaShares, LLC
Guggenheim EW Euro-Pacific LDRs ETF	The Bank of New York Mellon
Guggenheim Solar ETF	MAC Indexing LLC
Guggenheim S&P Global Water Index ETF	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

48 | Semiannual Report | February 28, 2011

Notes to Financial Statements (unaudited) continued

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At February 28, 2011, the cost of investments, accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)	Net Tax Unrealized Appreciation (Depreciation) or Foreign Currency
Guggenheim Airline ETF	$35,892,738	$2,839,654	$(1,278,995)	$1,560,659	$(1)
Guggenheim China All-Cap ETF	91,815,410	8,987,755	(6,695,776)	2,291,979	13
Guggenheim China Technology ETF	47,400,821	6,224,382	(2,616,891)	3,607,491	—
Guggenheim EW Euro-Pacific LDRs ETF	2,668,666	920,186	(33,011)	887,175	111
Guggenheim Solar ETF	289,590,980	17,446,399	(42,189,443)	(24,743,044)	2,320
Guggenheim S&P Global Water Index ETF	217,091,668	30,359,935	(9,679,612)	20,680,323	62,841

Tax components of the following balances as of August 31, 2010 (the most recent fiscal year end for federal income tax purposes), were as follows:

	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital & Other Loss)
Guggenheim Airline ETF	$157,085	$(1,366,692)
Guggenheim China All-Cap ETF	718,348	(746,521)
Guggenheim China Technology ETF	68,176	(8,411)
Guggenheim EW Euro-Pacific LDRs ETF	99,540	(2,244,846)
Guggenheim Solar ETF	—	(136,734,392)
Guggenheim S&P Global Water Index ETF	3,953,415	(83,753,796)

Distributions to Shareholders:
The tax character of distributions paid during the year ended August 31, 2010 (the most recent fiscal year end for federal income tax purposes), was as follows:

Distributions paid from Ordinary Income
Guggenheim EW Euro-Pacific LDRs ETF	$50,400
Guggenheim S&P Global Water ETF	2,744,000

At August 31, 2010 (the most recent fiscal year end for federal income tax purposes), the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Capital Loss expiring in 2016	Capital Loss expiring in 2017	Capital Loss expiring in 2018	Total
Guggenheim Airline ETF	$—	$—	$131,051	$131,051
Guggenheim China All-Cap ETF	—	—	29,623	29,623
Guggenheim EW Euro-Pacific LDRs ETF	22,310	605,146	1,617,390	2,244,846
Guggenheim Solar ETF	—	6,030,482	118,970,762	125,001,244
Guggenheim S&P Global Water Index ETF	—	32,128,972	39,507,902	71,636,874

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended August 31, 2010 (the most recent fiscal year end for federal income tax purposes), the following Funds incurred and will elect to defer net capital losses, currency losses and passive foreign investment company (PFIC) losses as follows:

	Post-October Capital Losses	Post-October Foreign Currency and PFIC Losses
Guggenheim Airline ETF	$1,235,641	$—
Guggenheim China All-Cap ETF	716,898	2,184
Guggenheim China Technology ETF	8,411	—
Guggenheim EW Euro-Pacific LDRs ETF	—	230
Guggenheim Solar ETF	11,733,148	—
Guggenheim S&P Global Water Index ETF	12,116,922	—

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - Investment Transactions:
For the period ended February 28, 2011, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Airline ETF	$6,782,836	$7,056,784
Guggenheim China All-Cap ETF	12,181,788	12,956,700
Guggenheim China Technology ETF	8,151,393	8,271,042
Guggenheim EW Euro-Pacific LDRs ETF	531,506	650,801
Guggenheim Solar ETF	27,563,402	26,499,055
Guggenheim S&P Global Water Index ETF	9,670,054	13,142,341

Semiannual Report | February 28, 2011 | 49

Notes to Financial Statements (unaudited) continued

For the period ended February 28, 2011, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Airline ETF	$2,092,042	$16,201,885
Guggenheim China All-Cap ETF	27,647,783	2,724,351
Guggenheim China Technology ETF	23,283,599	—
Guggenheim EW Euro-Pacific LDRs ETF	—	904,727
Guggenheim Solar ETF	78,250,338	59,539,705
Guggenheim S&P Global Water Index ETF	18,235,473	15,280,173

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $6,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - Distribution Agreement:
The Board of Trustees of the Trust has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements.

50 l Semiannual Report l February 28, 2011

Supplemental Information | (unaudited)

Trustees
The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years

Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	53	None
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2010†	Senior Managing Director of McNicoll, Lewis & Vlak, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining. Founder and President of Roman Friedrich & Company, Ltd., a mining and metal investments bank.	45	Director, Windstorm Resources, Inc. (2011-present), Zincore Metals, Inc. (2009 – present), GFM Resources Ltd. (2005 – 2010), Stratagold Corporation (2003 – 2009) and Gateway Gold Corp. (2004 – 2008)
Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010†	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	46	Director of Peabody Energy Company, GP Natural Resource Partners LLC and Kennedy Capital Management, Inc.
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	55	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	52	None

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
The Guggenheim Funds Group Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Group Complex is overseen by multiple Boards of Trustees.

†	Messrs. Friedrich and Karn were elected by shareholders as Trustees of the Trust on September 23, 2010.

Semiannual Report | February 28, 2011 | 51

Supplemental Information (unaudited) continued

Principal Executive Officers
The Principal Executive Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:
Kevin M. Robinson Year of Birth: 1959 Chief Executive Officer Chief Legal Officer	Since 2010 Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc., and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Elizabeth H. Hudson Year of Birth: 1980 Secretary	Since 2010
Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2009-present). Secretary of certain funds in the Fund Complex. Formerly, associate at Bell, Boyd & Lloyd LLP (n/k/a K&L Gates LLP) (2007-2008). J.D., Northwestern University (2004-2007).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).
Chuck Craig Year of Birth: 1967 Vice President	Since 2006	Managing Director (2006-present), Vice President (2003-2006) of Guggenheim Funds Investment Advisors, LLC. Formerly, Assistant Vice President, First Trust Portfolios, L.P. (1999-2003).
David A. Botset Year of Birth: 1974 Vice President	Since 2010
Senior Vice President, Guggenheim Funds Distributors, Inc. (2008-present). Formerly, Vice President, Guggenheim Funds Distributors, Inc. (2007-2008); Assistant Vice President, Investment Development and Oversight, Nuveen Investments (2004-2007); Assistant Vice President Internal Sales and Service, Nuveen Investments.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

52 | Semiannual Report | February 28, 2011

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Trust Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	Guggenheim Funds Investment
	Chief Executive Officer and	Advisors, LLC
Roman Friedrich III	Chief Legal Officer	Lisle, IL

Robert B. Karn III	John Sullivan	Distributor
	Chief Financial Officer, Chief	Guggenheim Funds Distributors, Inc.
Ronald A. Nyberg	Accounting Officer and Treasurer	Lisle, IL

Ronald E. Toupin, Jr.	Bruce Saxon	Administrator
	Chief Compliance Officer	Guggenheim Funds Investment
Advisors, LLC
	Elizabeth H. Hudson	Lisle, IL
Secretary
Accounting Agent, Custodian
	William H. Belden III	and Transfer Agent
	Vice President	The Bank of New York Mellon
NewYork, NY
Chuck Craig
	Vice President	Legal Counsel
Dechert LLP
	David A. Botset	NewYork, NY
Vice President
Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Fund’s website at www.guggenheimfunds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at www.guggenheimfunds.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | February 28, 2011 | 55

About the Trust Adviser |

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Guggenheim Funds also acts as investment adviser to closed-end and open-end management investment companies. Guggenheim Funds and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. Guggenheim Funds is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed each Fund’s portfolio since its inception, and Mr. Kanuri has managed each Fund’s portfolio since May 2010. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of Guggenheim Funds and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of Guggenheim Funds and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company complex consisting of 13 separate exchange-traded “index funds” as of February 28, 2011. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(04/11)	NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CETFT-002-SAR-0211

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)	Not Applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           May 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           May 4, 2011

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting and Treasurer

Date:           May 4, 2011